UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/10

Item 1.	Reports to Stockholders.

JUNE 30, 2010

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

SEMIANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST SEMIANNUAL REPORT

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 3

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This semiannual report for Templeton Developing Markets Securities Fund covers the period ended June 30, 2010.

Performance Summary as of 6/30/10

Templeton Developing Markets Securities Fund – Class 3 had a -9.49% total return for the six-month period ended 6/30/10.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Developing Markets Securities Fund Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund underperformed the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index’s -6.04% total return, and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index’s -5.54% total return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In the first half of 2010, emerging market countries continued to display solid financial and economic fundamentals. Robust domestic demand and stimulus measures drove strong first-quarter gross domestic product growth rates in many countries. Foreign reserves also remained high, which provided governments a safety net to help weather external financial shocks. Emerging stock markets recorded a minor correction as the European sovereign debt crisis gained momentum and concerns escalated regarding the fiscal health of Greece, Spain, Portugal, Ireland and other countries on the continent. China’s tightening measures further heightened uncertainty surrounding the global economic recovery, and lower commodity prices led investors to lock in gains from last year’s strong performances.

From a regional perspective, Asia was the top performing emerging market during the reporting period. Southeast Asian stock markets Indonesia and Thailand posted double-digit returns, while Malaysia and the Philippines also outperformed their counterparts. Latin America had mixed results. Colombia, Peru and Chile ended the period with positive returns, while Brazil underperformed largely because of overheating economic concerns and lower commodity prices. In contrast, Eastern European stocks as a whole suffered the largest decline due to contagion from Greece’s financial woes and a weaker euro. Turkey fared better as Standard & Poor’s upgraded the country’s credit rating and its economy grew strongly in fourth quarter 2009, which bolstered investor confidence there.

1. Source: © 2010 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging or developing markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less government supervision and regulation of business and industry practices. The Fund may have significant investments in one or more countries or in particular sectors or industries from time to time and may carry greater risk of adverse developments in a country, sector or industry than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The Fund’s prospectus also includes a description of the main investment risks.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we may make on-site visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

During the six months under review, some of the largest detractors from the Fund’s absolute performance included Brazil’s Petrobras (Petroleo Brasileiro), a top global oil and gas company, Russia’s Gazprom, the world’s largest gas producer, and Hungary’s OTP Bank, the country’s largest commercial bank. Lower oil prices and concerns about Brazil’s economy possibly overheating pressured Petrobras’ share price in the short term. Nevertheless, we maintained a positive view on the company because we considered valuations low and we believed oil prices could rise over the long term. Gazprom’s stock underperformed mainly due to concerns regarding excess liquefied natural gas supply and pressure on the company’s export contract prices. In our opinion, recent valuations remained extremely attractive, and as the largest supplier of natural gas to Russia and Europe, the company was well positioned to benefit from greater energy demand in the longer term. OTP Bank’s shares declined in value partly because of uncertainty about Hungary’s economy and government plans for a special two-year bank tax. While we remained confident in these stocks, we trimmed the Fund’s positions as part of an effort to reposition the portfolio and raise funds for redemptions.

Among the most significant positive contributors to Fund performance during the reporting period were Astra International, a leading Indonesian car and motorcycle manufacturer, President Chain Store, Taiwan’s largest convenience store chain operator, and ONGC (Oil & Natural Gas Corp.), a major Indian oil and gas exploration company. Astra’s stock benefited from a faster-than-expected economic recovery in Indonesia, where rising incomes supported stronger domestic demand. We increased the Fund’s position in Astra based on our analysis that these upward trends could continue and benefit Astra. Shares of

President Chain Store rose after reports of the company’s strong first-quarter earnings, while ONGC performed well due to fuel price increases. By period-end, we reduced the Fund’s holdings in President Chain Store and ONGC as they reached our target prices.

It is also important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2010, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s predominant investment in securities with non-U.S. currency exposure.

During the review period, we increased the Fund’s holdings in Brazil, Indonesia and China via Hong Kong-listed Red Chip and Shanghai B shares as we searched for attractive investment opportunities.2 We also made select purchases in Pakistan, Hong Kong and Chile due to their attractive fundamentals in our view. Significant purchases included Itau Unibanco Holding, one of Brazil’s largest financial conglomerates, and VTech Holdings, a major manufacturer and distributor of cordless telephones and other telecommunication products in Hong Kong.

By industry, we made key investments in diversified metals and mining, automobile manufacturing and IT consulting companies, including Brazil’s Vale, a top global iron ore producer, India’s Tata Consultancy Services, a major IT consulting company, and China’s Denway Motors, a leading car manufacturer and distributor. Based on our analysis, consumer-related industries remained attractive due to large populations in emerging markets, where a growing middle class and greater domestic demand for goods and services could have an increasingly positive effect on these companies. We also had a favorable assessment of the IT consulting industry, which could continue to gain from the services outsourcing trend to emerging markets. Moreover, our outlook for commodity-related industries remained positive, and we believed commodity prices could maintain a long-term upward trend based on

2. “Red Chip” denotes shares of Hong Kong-listed companies with significant exposure to China. “Shanghai B” denotes shares of China-incorporated, Shanghai-listed companies that are traded in U.S. dollars and are eligible for foreign investment.

Top 10 Holdings

Templeton Developing Markets

Securities Fund

6/30/10

Company Sector/Industry, Country	% of Total Net Assets
Vale SA, ADR, pfd., A	5.4%
Metals & Mining, Brazil
Tata Consultancy Services Ltd.	4.6%
IT Services, India
Itau Unibanco Holding SA, ADR	4.4%
Commercial Banks, Brazil
Sesa Goa Ltd.	3.5%
Metals & Mining, India
Petrobras (Petroleo Brasileiro SA), ADR, pfd.	3.2%
Oil, Gas & Consumable Fuels, Brazil
AmBev (Companhia de Bebidas das Americas), ord. & IDR	3.1%
Beverages, Brazil
Gazprom, ADR	3.1%
Oil, Gas & Consumable Fuels, Russia
LUKOIL Holdings, ADR	3.1%
Oil, Gas & Consumable Fuels, Russia
PT Astra International Tbk	2.9%
Automobiles, Indonesia
Natura Cosmeticos SA	2.8%
Personal Products, Brazil

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

ongoing infrastructure development in emerging markets and continued demand for hard commodities.

Conversely, we reduced the Fund’s exposure to Austria, South Korea, Russia and South Africa, which allowed us to focus on stocks we deemed to be relatively more attractively valued within our investment universe and raise funds for redemptions. Some Fund holdings reached their target sale prices, and we sold them by period-end. Industry-wise, we made large sales of holdings in diversified banks, integrated oil and gas, and wireless telecommunication services. Key sales included shares of oil and gas giant PetroChina, Russian wireless telecommunication services provider Mobile TeleSystems, and Austrian bank Erste Group Bank. The Fund no longer had any exposure to Erste Group Bank by period-end.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund 6/30/10

% of Total Net Assets
Brazil	22.0%
India	15.5%
Russia	14.0%
China	11.3%
Turkey	4.0%
Indonesia	3.9%
U.K.	3.6%
Mexico	2.9%
Thailand	2.7%
South Korea	2.5%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Fund-Level Expenses Incurred During Period* 1/1/10–6/30/10
Actual	$1,000	$905.10	$8.12
Hypothetical (5% return before expenses)	$1,000	$1,016.27	$8.60

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 1		2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.86	$6.11	$16.16	$13.92	$10.99	$8.73

Income from investment operations[a]:
Net investment income[b]	0.05	0.12	0.16	0.32	0.24	0.17
Net realized and unrealized gains (losses)	(0.96)	4.02	(7.40)	3.51	2.84	2.23

Total from investment operations	(0.91)	4.14	(7.24)	3.83	3.08	2.40

Less distributions from:
Net investment income	(0.18)	(0.36)	(0.37)	(0.38)	(0.15)	(0.14)
Net realized gains	—	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.18)	(0.39)	(2.81)	(1.59)	(0.15)	(0.14)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$8.77	$9.86	$6.11	$16.16	$13.92	$10.99

Total return[d]	(9.35)%	73.32%	(52.62)%	29.09%	28.43%	27.76%
Ratios to average net assets[e]
Expenses	1.47%	1.45% [f]	1.52% [f]	1.48% [f]	1.47% [f]	1.53% [f]
Net investment income	1.11%	1.64%	1.52%	2.07%	1.93%	1.77%

Supplemental data
Net assets, end of period (000’s)	$268,423	$325,927	$234,213	$753,843	$749,120	$651,826
Portfolio turnover rate	12.32%	56.58% [g]	75.11% [g]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 2		2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.78	$6.04	$15.99	$13.79	$10.90	$8.67

Income from investment operations[a]:
Net investment income[b]	0.04	0.11	0.15	0.27	0.20	0.14
Net realized and unrealized gains (losses)	(0.96)	3.98	(7.33)	3.49	2.82	2.21

Total from investment operations	(0.92)	4.09	(7.18)	3.76	3.02	2.35

Less distributions from:
Net investment income	(0.16)	(0.32)	(0.33)	(0.35)	(0.13)	(0.12)
Net realized gains	—	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.16)	(0.35)	(2.77)	(1.56)	(0.13)	(0.12)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$8.70	$9.78	$6.04	$15.99	$13.79	$10.90

Total return[d]	(9.47)%	72.59%	(52.70)%	28.78%	28.09%	27.43%
Ratios to average net assets[e]
Expenses	1.72%	1.70% [f]	1.77% [f]	1.73% [f]	1.72% [f]	1.78% [f]
Net investment income	0.86%	1.39%	1.27%	1.82%	1.68%	1.52%

Supplemental data
Net assets, end of period (000’s)	$313,833	$435,947	$264,186	$1,090,549	$857,514	$650,646
Portfolio turnover rate	12.32%	56.58% [g]	75.11% [g]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 3		2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.73	$6.02	$15.96	$13.78	$10.90	$8.68

Income from investment operations[a]:
Net investment income[b]	0.04	0.10	0.11	0.24	0.20	0.04
Net realized and unrealized gains (losses)	(0.96)	3.97	(7.27)	3.52	2.83	2.32

Total from investment operations	(0.92)	4.07	(7.16)	3.76	3.03	2.36

Less distributions from:
Net investment income	(0.16)	(0.33)	(0.34)	(0.37)	(0.15)	(0.14)
Net realized gains	—	(0.03)	(2.44)	(1.21)	—	—

Total distributions	(0.16)	(0.36)	(2.78)	(1.58)	(0.15)	(0.14)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$8.65	$9.73	$6.02	$15.96	$13.78	$10.90

Total return[d]	(9.49)%	72.63%	(52.67)%	28.70%	28.17%	27.45%
Ratios to average net assets[e]
Expenses	1.72%	1.70% [f]	1.77% [f]	1.73% [f]	1.72% [f]	1.78% [f]
Net investment income	0.86%	1.39%	1.27%	1.82%	1.68%	1.52%

Supplemental data
Net assets, end of period (000’s)	$51,233	$66,718	$32,953	$100,961	$43,372	$11,521
Portfolio turnover rate	12.32%	56.58% [g]	75.11% [g]	98.32%	53.65%	31.24%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 4		2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$9.80	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.04	0.09	(0.33)
Net realized and unrealized gains (losses)	(0.97)	4.00	(5.65)

Total from investment operations	(0.93)	4.09	(5.98)

Less distributions from:
Net investment income	(0.16)	(0.35)	(0.37)
Net realized gains	—	(0.03)	(2.44)

Total distributions	(0.16)	(0.38)	(2.81)

Redemption fees[d]	—	—	—

Net asset value, end of period	$8.71	$9.80	$6.09

Total return[e]	(9.50)%	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses	1.82%	1.80% [g]	1.87% [g]
Net investment income	0.76%	1.29%	1.17%

Supplemental data
Net assets, end of period (000’s)	$25,813	$26,362	$7,208
Portfolio turnover rate	12.32%	56.58% [h]	75.11% [h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind. See Note 11.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks 85.5%
Austria 0.9%
OMV AG	Oil, Gas & Consumable Fuels	205,986	$6,233,286

Brazil 11.5%
Companhia de Bebidas das Americas (AmBev)	Beverages	238,655	20,606,160
[a]Companhia de Bebidas das Americas (AmBev), IDR	Beverages	1,603	143,287
Itau Unibanco Holding SA, ADR	Commercial Banks	1,623,674	29,242,369
Natura Cosmeticos SA	Personal Products	823,138	18,223,617
Souza Cruz SA	Tobacco	199,070	7,492,326

			75,707,759

China 11.3%
[a]Aluminum Corp. of China Ltd., H	Metals & Mining	11,336,000	8,763,560
China Coal Energy Co., H	Oil, Gas & Consumable Fuels	6,513,000	8,238,375
China Dongxiang Group Co.	Textiles, Apparel & Luxury Goods	5,939,000	3,973,519
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	2,644,000	2,159,448
China Shipping Development Co. Ltd., H	Marine	6,394,000	8,194,593
CNOOC Ltd.	Oil, Gas & Consumable Fuels	3,077,000	5,271,177
Denway Motors Ltd.	Automobiles	28,319,959	13,419,713
[a]Hidili Industry International Development Ltd.	Metals & Mining	7,767,000	5,765,081
Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	592,366	2,859,351
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,880,000	15,596,307

			74,241,124

Hong Kong 2.2%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	7,062,542
VTech Holdings Ltd.	Communications Equipment	724,000	7,768,001

			14,830,543

Hungary 1.7%
[a]MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	34,414	2,860,768
[a]OTP Bank Ltd.	Commercial Banks	402,887	8,226,059

			11,086,827

India 15.5%
Grasim Industries Ltd.	Chemicals	40,253	1,584,542
Hindalco Industries Ltd.	Metals & Mining	2,542,079	7,912,341
Infosys Technologies Ltd.	IT Services	135,890	8,162,327
National Aluminium Co. Ltd.	Metals & Mining	561,104	5,165,662
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	456,656	12,988,015
[a]Samruddhi Cement Ltd.	Chemicals	40,253	422,732
Sesa Goa Ltd.	Metals & Mining	3,078,640	23,385,727
Steel Authority of India Ltd.	Metals & Mining	1,057,892	4,391,078
Tata Chemicals Ltd.	Chemicals	1,120,158	8,061,277
Tata Consultancy Services Ltd.	IT Services	1,857,283	30,050,579

			102,124,280

Indonesia 3.9%
PT Astra International Tbk	Automobiles	3,565,500	19,008,129
PT Bank Central Asia Tbk	Commercial Banks	9,704,032	6,372,957

			25,381,086

Israel 1.1%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	543,219	7,034,686

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Mexico 2.9%
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	307,367	$14,599,933
Kimberly Clark de Mexico SAB de CV, A	Household Products	730,258	4,240,080

			18,840,013

Pakistan 2.0%
MCB Bank Ltd.	Commercial Banks	2,724,689	6,178,296
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	4,217,200	6,995,822

			13,174,118

Russia 14.0%
Gazprom, ADR	Oil, Gas & Consumable Fuels	851,800	16,022,358
Gazprom, ADR (London Exchange)	Oil, Gas & Consumable Fuels	235,100	4,485,708
[b]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	317,168	16,492,736
[b]LUKOIL Holdings, ADR (London Exchange)	Oil, Gas & Consumable Fuels	75,208	3,873,212
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	1,251,800	18,088,510
Mobile TeleSystems	Wireless Telecommunication Services	302,083	2,286,744
Mobile TeleSystems, ADR	Wireless Telecommunication Services	206,000	3,946,960
Sberbank RF	Commercial Banks	5,736,740	13,997,645
TNK-BP	Oil, Gas & Consumable Fuels	5,318,174	11,061,802
[c]Uralkali, GDR, Reg S	Chemicals	116,300	2,094,563

			92,350,238

South Africa 1.4%
Remgro Ltd.	Diversified Financial Services	465,961	5,744,334
Standard Bank Group Ltd.	Commercial Banks	283,604	3,781,756

			9,526,090

South Korea 2.5%
Hyundai Development Co.	Construction & Engineering	94,870	2,132,782
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	15,392	9,739,144
SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	48,967	4,403,327

			16,275,253

Sweden 1.2%
Oriflame Cosmetics SA, SDR	Personal Products	149,765	7,823,803

Taiwan 2.0%
MediaTek Inc.	Semiconductors & Semiconductor Equipment	162,624	2,280,011
President Chain Store Corp.	Food & Staples Retailing	3,204,075	9,440,977
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	877,169	1,646,985

			13,367,973

Thailand 2.7%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	752,200	2,204,164
PTT Exploration and Production Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,961,100	8,680,378
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	938,100	7,118,217

			18,002,759

Turkey 4.0%
Akbank TAS	Commercial Banks	2,712,311	13,109,989
Tupras-Turkiye Petrol Rafinerileri AS	Oil, Gas & Consumable Fuels	720,504	13,201,880

			26,311,869

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
United Arab Emirates 1.1%
[a]Emaar Properties PJSC	Real Estate Management & Development	8,942,377	$7,450,155

United Kingdom 3.6%
[a]Anglo American PLC	Metals & Mining	441,920	15,481,157
Antofagasta PLC	Metals & Mining	704,479	8,275,076

			23,756,233

Total Common Stocks (Cost $410,125,407)			563,518,095

Preferred Stocks 11.4%
Brazil 10.5%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	472,574	7,495,024
Itausa—Investimentos Itau SA, pfd.	Commercial Banks	1,018,810	6,039,272
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	697,388	20,782,162
Vale SA, ADR, pfd., A	Metals & Mining	1,681,125	35,337,248

			69,653,706

Chile 0.9%
Embotelladora Andina SA, pfd., A	Beverages	1,918,947	5,833,627

Total Preferred Stocks (Cost $42,178,264)			75,487,333

Total Investments before Short Term Investment (Cost $452,303,671)			639,005,428

Short Term Investments (Cost $19,486,726) 3.0%
Money Market Funds 3.0%
[a,d]Institutional Fiduciary Trust Money Market Portfolio, 0.00%		19,486,726	19,486,726

Total Investments (Cost $471,790,397) 99.9%			658,492,154
Other Assets, less Liabilities 0.1%			810,118

Net Assets 100.0%			$659,302,272

See Abbreviations on page TD-25.

aNon-income producing.

bSee Note 9 regarding other considerations.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the value of this security was $2,094,563, representing 0.32% of net assets.

dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2010 (unaudited)

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$452,303,671
Cost - Sweep Money Fund (Note 7)	19,486,726

Total cost of investments	$471,790,397

Value - Unaffiliated issuers	$639,005,428
Value - Sweep Money Fund (Note 7)	19,486,726

Total value of investments	658,492,154
Cash	305,730
Receivables:
Investment securities sold	934,622
Capital shares sold	282,770
Dividends	3,222,333
Foreign tax	244,317
Other assets	1,446

Total assets	663,483,372

Liabilities:
Payables:
Investment securities purchased	1,637,862
Capital shares redeemed	1,318,605
Affiliates	935,170
Accrued expenses and other liabilities	289,463

Total liabilities	4,181,100

Net assets, at value	$659,302,272

Net assets consist of:
Paid-in capital	$670,402,853
Distributions in excess of net investment income	(2,146,749)
Net unrealized appreciation (depreciation)	186,650,917
Accumulated net realized gain (loss)	(195,604,749)

Net assets, at value	$659,302,272

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2010 (unaudited)

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$268,422,813

Shares outstanding	30,622,630

Net asset value and maximum offering price per share	$8.77

Class 2:
Net assets, at value	$313,833,469

Shares outstanding	36,063,734

Net asset value and maximum offering price per share	$8.70

Class 3:
Net assets, at value	$51,232,648

Shares outstanding	5,922,787

Net asset value and maximum offering price per share[a]	$8.65

Class 4:
Net assets, at value	$25,813,342

Shares outstanding	2,964,331

Net asset value and maximum offering price per share[a]	$8.71

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2010 (unaudited)

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,104,970)	$10,043,343
Interest	554

Total investment income	10,043,897

Expenses:
Management fees (Note 3a)	4,824,842
Administrative fees (Note 3b)	525,371
Distribution fees: (Note 3c)
Class 2	484,930
Class 3	73,897
Class 4	47,809
Unaffiliated transfer agent fees	1,609
Custodian fees (Note 4)	210,664
Reports to shareholders	98,224
Professional fees	34,978
Trustees’ fees and expenses	3,190
Other	25,740

Total expenses	6,331,254

Net investment income	3,712,643

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	26,938,892
Foreign currency transactions	(107,869)

Net realized gain (loss)	26,831,023

Net change in unrealized appreciation (depreciation) on:
Investments	(103,942,357)
Translation of other assets and liabilities denominated in foreign currencies	(30,016)
Change in deferred taxes on unrealized appreciation	2,868,645

Net change in unrealized appreciation (depreciation)	(101,103,728)

Net realized and unrealized gain (loss)	(74,272,705)

Net increase (decrease) in net assets resulting from operations	$(70,560,062)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (decrease) in net assets:
Operations:
Net investment income	$3,712,643	$9,443,956
Net realized gain (loss) from investments and foreign currency transactions	26,831,023	(56,490,240)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(101,103,728)	387,238,551

Net increase (decrease) in net assets resulting from operations	(70,560,062)	340,192,267

Distributions to shareholders from:
Net investment income:
Class 1	(5,483,924)	(13,652,950)
Class 2	(5,656,521)	(13,921,115)
Class 3	(947,886)	(1,779,543)
Class 4	(471,295)	(467,339)
Net realized gains:
Class 1	—	(1,172,623)
Class 2	—	(1,344,137)
Class 3	—	(166,799)
Class 4	—	(41,022)

Total distributions to shareholders	(12,559,626)	(32,545,528)

Capital share transactions: (Note 2)
Class 1	(22,358,602)	(15,950,150)
Class 2	(84,196,703)	3,177,398
Class 3	(8,787,474)	10,244,457
Class 4	2,799,882	11,266,396

Total capital share transactions	(112,542,897)	8,738,101

Redemption fees	10,307	10,133

Net increase (decrease) in net assets	(195,652,278)	316,394,973
Net assets:
Beginning of period	854,954,550	538,559,577

End of period	$659,302,272	$854,954,550

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of period	$(2,146,749)	$6,700,234

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,624,284	$16,061,870	8,168,810	$63,707,152
Shares issued in reinvestment of distributions	603,956	5,483,924	2,750,570	14,825,573
Shares redeemed in-kind (Note 11)	—	—	(7,688,598)	(41,966,671)
Shares redeemed	(4,646,643)	(43,904,396)	(8,503,331)	(52,516,204)

Net increase (decrease)	(2,418,403)	$(22,358,602)	(5,272,549)	$(15,950,150)

Class 2 Shares:
Shares sold	3,675,775	$35,136,868	10,529,364	$81,012,897
Shares issued in reinvestment of distributions	627,805	5,656,521	2,847,995	15,265,252
Shares redeemed	(12,804,605)	(124,990,092)	(12,555,978)	(93,100,751)

Net increase (decrease)	(8,501,025)	$(84,196,703)	821,381	$3,177,398

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Class 3 Shares:	Shares	Amount	Shares	Amount
Shares sold	388,641	$3,732,760	2,627,098	$19,856,055
Shares issued in reinvestment of distributions	105,791	947,886	365,167	1,946,341
Shares redeemed	(1,430,351)	(13,468,120)	(1,609,465)	(11,557,938)

Net increase (decrease)	(935,919)	$(8,787,474)	1,382,800	$10,244,457

Class 4 Shares:
Shares sold	637,707	$6,169,318	1,613,355	$12,381,956
Shares issued on reinvestment of distributions	52,250	471,295	94,491	508,362
Shares redeemed	(416,089)	(3,840,731)	(201,223)	(1,623,922)

Net increase (decrease)	273,868	$2,799,882	1,506,623	$11,266,396

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $500 million
1.200%	Over $500 million, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Prior to May 1, 2010, the Fund paid an annualized fee rate of 1.25% on net assets up to and including $1 billion.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $212,573,452 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $805,355.

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$484,956,600

Unrealized appreciation	$190,918,129
Unrealized depreciation	(17,382,575)

Net unrealized appreciation (depreciation)	$173,535,554

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2010, aggregated $90,397,569 and $197,850,642, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

11. REDEMPTION IN-KIND

During the year ended December 31, 2009, the Fund realized $6,207,989 of net losses resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such losses are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Developing Markets Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2010, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry/country descriptions, see the accompanying Statement of Investments.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio
ADR - American Depository Receipt
GDR - Global Depository Receipt
IDR - International Depository Receipt
SDR - Swedish Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 14, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0224	$0.2015
Class 2	$0.0224	$0.1810
Class 3	$0.0224	$0.1840
Class 4	$0.0224	$0.1854

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON FOREIGN SECURITIES FUND

This semiannual report for Templeton Foreign Securities Fund covers the period ended June 30, 2010.

Performance Summary as of 6/30/10

Templeton Foreign Securities Fund – Class 3 had a -12.15% total return for the six-month period ended 6/30/10.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Foreign Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index, which had a total return of -12.93% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

During the six months under review, economic indicators remained mixed. The International Monetary Fund raised its global economic growth estimates and global manufacturing continued to expand for most of the period; however, labor market weakness persisted and U.S. property markets experienced a further sharp decline after a stimulus tax credit for first-time homebuyers expired. Corporate fundamentals remained strong, and the majority of earnings announcements around the world beat expectations despite growing concerns about margin preservation and the sustainability of earnings momentum. Yet stock markets largely ignored such encouraging fundamentals and reacted instead to economic news, leading to across-the-board equity sector declines. As a result of ongoing economic uncertainty, developed world policymakers maintained interest rates at very low levels. However, policymakers in a number of emerging markets began to incrementally withdraw stimulus measures by phasing out incentive programs and cautiously allowing interest rates and foreign exchange rates to rise.

Global equities entered 2010 with positive momentum as corporate earnings and economic indicators continued to recover from the worst recessionary conditions in a half century. However, significant downward volatility returned in the latter part of the semiannual period as growing concerns about the state of sovereign finances accompanied by several sovereign credit downgrades in Europe, along with renewed worries about the sustainability of the fragile economic recovery,

1. Source: © 2010 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks may offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund may have significant investments in one or more countries or in particular sectors, such as technology and financial services from time to time, and may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. The Fund’s prospectus also includes a description of the main investment risks.

triggered a broad-based sell-off. Investors’ resurgent risk aversion caused more economically sensitive and cyclical sectors that had led returns since the March 2009 market bottom to markedly lag behind the more defensive or counter-cyclical sectors that had been relatively out of favor. European policymakers responded to credit market fears by pledging 750 billion euros in liquidity to help stabilize markets and forestall government debt defaults. However, the intervention did little to quell investor anxiety. Virtually all equity sectors and regions ended the reporting period with losses, the euro fell to its lowest level since 2006, and a renewed flight to safety further compressed already meager U.S. Treasury yields.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the reporting period, our overweighted allocation to the information technology sector benefited the Fund’s results relative to the benchmark MSCI EAFE Index.2 Within the sector, Japanese entertainment software developer Nintendo and Swedish telecommunications equipment maker Telefonaktiebolaget LM Ericsson3 performed well. Underweightings and stock selection in the financials and materials sectors were also beneficial. Other positions that helped relative results included China Telecom3 in the diversified telecommunication services industry, Japanese automobile auction services provider USS in the specialty retail industry and U.K. satellite broadcasting company British Sky Broadcasting Group in the media industry.

In contrast, stock selection in the utilities sector detracted from relative performance, as Spanish electric power producer Iberdrola underperformed.4 The Fund’s underweighted allocation in the consumer staples sector and stock selection in the industrials sector also

2. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.

3. Not an index component.

4. The utilities sector comprises electric utilities and multi-utilities in the SOI.

hindered results.5 Other key detractors were Spanish telecommunication services provider Telefonica3 in the diversified telecommunication services industry, French insurer AXA and South Korean bank KB Financial Group.3

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2010, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

From a geographic perspective, stock selection in Europe boosted relative performance, as our investments in Italy and Germany performed well. In contrast, our stock selection in Asia hampered performance, particularly in Japan and South Korea.3

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

5. The consumer staples sector comprises food products in the SOI. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, industrial conglomerates, and professional services in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Templeton Foreign Securities Fund

6/30/10

Company Sector/Industry, Country	% of Total Net Assets
Vodafone Group PLC, ADR	2.8%
Wireless Telecommunication Services, U.K.
Samsung Electronics Co. Ltd.	2.2%
Semiconductors & Semiconductor Equipment, South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	1.9%
Semiconductors & Semiconductor Equipment, Taiwan
Singapore Telecommunications Ltd.	1.8%
Diversified Telecommunication Services, Singapore
Siemens AG	1.8%
Industrial Conglomerates, Germany
Nestle SA	1.8%
Food Products, Switzerland
Nintendo Co. Ltd.	1.8%
Software, Japan
Sanofi-Aventis	1.8%
Pharmaceuticals, France
Statoil ASA	1.7%
Oil, Gas & Consumable Fuels, Norway
GlaxoSmithKline PLC	1.7%
Pharmaceuticals, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 3

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Fund-Level Expenses Incurred During Period* 1/1/10–6/30/10
Actual	$1,000	$878.50	$4.84
Hypothetical (5% return before expenses)	$1,000	$1,019.64	$5.21

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (1.04%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 1		2009	2008	2007	2006		2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.68	$10.95	$20.57	$19.00	$15.84		$14.53

Income from investment operations[a]:
Net investment income[b]	0.19	0.25	0.45	0.45	0.46		0.30
Net realized and unrealized gains (losses)	(1.82)	3.39	(8.01)	2.46	2.94		1.20

Total from investment operations	(1.63)	3.64	(7.56)	2.91	3.40		1.50

Less distributions from:
Net investment income	(0.28)	(0.43)	(0.45)	(0.44)	(0.24)		(0.19)
Net realized gains	—	(0.48)	(1.61)	(0.90)	—		—

Total distributions	(0.28)	(0.91)	(2.06)	(1.34)	(0.24)		(0.19)

Redemption fees[c]	—	—	—	—	—		—

Net asset value, end of period	$11.77	$13.68	$10.95	$20.57	$19.00		$15.84

Total return[d]	(12.03)%	37.34%	(40.23)%	15.79%	21.70%		10.48%
Ratios to average net assets[e]
Expenses	0.79%	0.78% [f]	0.77% [f]	0.75% [f]	0.75%	[f]	0.77% [f]
Net investment income	2.99%	2.28%	2.82%	2.22%	2.63%		2.03%

Supplemental data
Net assets, end of period (000’s)	$266,695	$318,173	$262,725	$531,377	$594,991		$531,775
Portfolio turnover rate	2.85%	22.50%	18.27%	26.74%	18.97%	[g]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 2		2009	2008	2007	2006		2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.45	$10.76	$20.25	$18.73	$15.63		$14.35

Income from investment operations[a]:
Net investment income[b]	0.18	0.22	0.40	0.38	0.40		0.26
Net realized and unrealized gains (losses)	(1.80)	3.34	(7.89)	2.44	2.91		1.19

Total from investment operations	(1.62)	3.56	(7.49)	2.82	3.31		1.45

Less distributions from:
Net investment income	(0.25)	(0.39)	(0.39)	(0.40)	(0.21)		(0.17)
Net realized gains	—	(0.48)	(1.61)	(0.90)	—		—

Total distributions	(0.25)	(0.87)	(2.00)	(1.30)	(0.21)		(0.17)

Redemption fees[c]	—	—	—	—	—		—

Net asset value, end of period	$11.58	$13.45	$10.76	$20.25	$18.73		$15.63

Total return[d]	(12.15)%	37.04%	(40.38)%	15.46%	21.44%		10.17%
Ratios to average net assets[e]
Expenses	1.04%	1.03% [f]	1.02% [f]	1.00% [f]	1.00%	[f]	1.02%[f]
Net investment income	2.74%	2.03%	2.57%	1.97%	2.38%		1.78%

Supplemental data
Net assets, end of period (000’s)	$1,806,617	$2,010,268	$1,702,038	$3,255,154	$2,941,374		$2,232,990
Portfolio turnover rate	2.85%	22.50%	18.27%	26.74%	18.97%	[g]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 3		2009	2008	2007	2006		2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.37	$10.70	$20.18	$18.68	$15.60		$14.35

Income from investment operations[a]:
Net investment income[b]	0.17	0.25	0.39	0.37	0.37		0.25
Net realized and unrealized gains (losses)	(1.78)	3.30	(7.84)	2.45	2.94		1.18

Total from investment operations	(1.61)	3.55	(7.45)	2.82	3.31		1.43

Less distributions from:
Net investment income	(0.22)	(0.40)	(0.42)	(0.42)	(0.23)		(0.18)
Net realized gains	—	(0.48)	(1.61)	(0.90)	—		—

Total distributions	(0.22)	(0.88)	(2.03)	(1.32)	(0.23)		(0.18)

Redemption fees[c]	—	—	—	—	—		—

Net asset value, end of period	$11.54	$13.37	$10.70	$20.18	$18.68		$15.60

Total return[d]	(12.15)%	37.20%	(40.39)%	15.45%	21.46%		10.13%
Ratios to average net assets[e]
Expenses	1.04%	1.03% [f]	1.02% [f]	1.00% [f]	1.00%	[f]	1.02% [f]
Net investment income	2.74%	2.03%	2.57%	1.97%	2.38%		1.78%

Supplemental data
Net assets, end of period (000’s)	$93,719	$115,364	$271,061	$313,505	$150,417		$47,462
Portfolio turnover rate	2.85%	22.50%	18.27%	26.74%	18.97%	[g]	14.61%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 4		2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$13.59	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.18	0.21	0.15
Net realized and unrealized gains (losses)	(1.82)	3.37	(6.08)

Total from investment operations	(1.64)	3.58	(5.93)

Less distributions from:
Net investment income	(0.25)	(0.42)	(0.45)
Net realized gains	—	(0.48)	(1.61)

Total distributions	(0.25)	(0.90)	(2.06)

Redemption fees[d]	—	—	—

Net asset value, end of period	$11.70	$13.59	$10.91

Total return[e]	(12.12)%	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses	1.14%	1.13% [g]	1.12% [g]
Net investment income	2.64%	1.93%	2.47%

Supplemental data
Net assets, end of period (000’s)	$225,845	$48,501	$14,287
Portfolio turnover rate	2.85%	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited)

Templeton Foreign Securities Fund	Country	Shares/ Rights/ Units	Value
Common Stocks, Rights and Other Equity Interests 83.4%
Aerospace & Defense 1.3%
BAE Systems PLC	United Kingdom	3,375,990	$15,821,898
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	14,665,629

			30,487,527

Air Freight & Logistics 0.7%
Deutsche Post AG	Germany	1,087,912	16,021,382

Automobiles 1.8%
Bayerische Motoren Werke AG	Germany	354,040	17,384,553
Toyota Motor Corp., ADR	Japan	380,380	26,082,656

			43,467,209

Capital Markets 0.5%
KKR & Co. (Guernsey) LP	United States	1,155,000	10,926,300

Commercial Banks 3.1%
DBS Group Holdings Ltd.	Singapore	2,585,520	25,277,766
HSBC Holdings PLC	United Kingdom	1,151,600	10,743,889
KB Financial Group Inc., ADR	South Korea	793,291	30,057,796
Mitsubishi UFJ Financial Group Inc.	Japan	1,571,600	7,199,389

			73,278,840

Commercial Services & Supplies 0.5%
Brambles Ltd.	Australia	2,375,538	10,910,083

Communications Equipment 1.3%
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	2,929,600	32,284,192

Computers & Peripherals 1.7%
Compal Electronics Inc.	Taiwan	12,981,833	15,546,022
Lite-On Technology Corp.	Taiwan	22,930,764	25,222,064

			40,768,086

Containers & Packaging 0.5%
Rexam PLC	United Kingdom	2,609,190	11,822,690

Diversified Financial Services 1.6%
[a]ING Groep NV	Netherlands	5,078,534	38,364,132

Diversified Telecommunication Services 9.0%
China Telecom Corp. Ltd., H	China	73,292,357	35,483,323
Chunghwa Telecom Co. Ltd., ADR	Taiwan	306,903	6,042,920
France Telecom SA	France	1,868,953	32,655,652
Singapore Telecommunications Ltd.	Singapore	20,278,000	44,055,830
Telefonica SA, ADR	Spain	692,214	38,438,643
Telekom Austria AG	Austria	1,711,400	19,122,286
Telenor ASA	Norway	3,180,374	40,396,175

			216,194,829

Electric Utilities 1.6%
E.ON AG	Germany	792,430	21,556,360
Iberdrola SA	Spain	2,862,677	16,218,871
[a]Iberdrola SA, rts.	Spain	2,862,677	668,783

			38,444,014

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Rights/ Units	Value
Common Stocks, Rights and Other Equity Interests (continued)
Electrical Equipment 0.4%
[a]Shanghai Electric Group Co. Ltd.	China	22,524,000	$10,007,967

Electronic Equipment, Instruments & Components 1.0%
[a]Flextronics International Ltd.	Singapore	4,284,910	23,995,496

Energy Equipment & Services 0.7%
Aker Solutions ASA	Norway	1,386,290	16,031,708

Food Products 3.1%
Nestle SA	Switzerland	900,480	43,597,882
Unilever PLC	United Kingdom	1,170,483	31,521,094

			75,118,976

Health Care Providers & Services 0.4%
Celesio AG	Germany	440,310	9,715,716

Hotels, Restaurants & Leisure 0.7%
[a]Autogrill SpA	Italy	1,429,290	17,237,608

Industrial Conglomerates 2.7%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	20,281,924
Siemens AG	Germany	483,914	43,907,099

			64,189,023

Insurance 6.3%
ACE Ltd.	United States	351,869	18,114,216
Aviva PLC	United Kingdom	4,759,280	22,347,494
AXA SA	France	1,750,958	27,295,767
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	215,170	27,187,030
[a]NKSJ Holdings Inc.	Japan	1,812,000	10,842,077
Partnerre Ltd.	Bermuda	169,680	11,901,355
Swiss Reinsurance Co.	Switzerland	792,220	32,852,716

			150,540,655

IT Services 0.9%
Cap Gemini	France	492,960	21,884,580

Life Sciences Tools & Services 0.5%
Lonza Group AG	Switzerland	175,440	11,756,750

Media 3.9%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	30,812,456
Pearson PLC	United Kingdom	1,716,076	22,786,380
Reed Elsevier NV	Netherlands	1,742,483	19,439,753
Vivendi SA	France	1,018,149	20,940,543

			93,979,132

Metals & Mining 1.3%
Barrick Gold Corp.	Canada	663,561	30,117,666

Multi-Utilities 0.7%
GDF Suez	France	602,301	17,312,555

Multiline Retail 0.4%
Marks & Spencer Group PLC	United Kingdom	2,029,740	10,058,572

Oil, Gas & Consumable Fuels 8.8%
BP PLC	United Kingdom	4,406,715	21,004,820
Gazprom, ADR	Russia	1,132,600	21,304,206

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Rights/ Units	Value
Common Stocks, Rights and Other Equity Interests (continued)
Oil, Gas & Consumable Fuels (continued)
Reliance Industries Ltd.	India	862,000	$20,181,105
Royal Dutch Shell PLC, B	United Kingdom	1,116,613	27,216,860
Sasol, ADR	South Africa	605,560	21,358,101
Statoil ASA	Norway	2,120,780	41,196,649
Talisman Energy Inc.	Canada	1,301,100	19,676,602
Total SA, B	France	846,266	38,262,851

			210,201,194

Pharmaceuticals 7.1%
GlaxoSmithKline PLC	United Kingdom	2,394,405	40,918,072
Merck KGaA	Germany	276,540	20,322,054
Novartis AG	Switzerland	551,140	26,888,619
Roche Holding AG	Switzerland	152,830	21,135,234
Sanofi-Aventis	France	697,965	42,284,549
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	18,210,093

			169,758,621

Professional Services 2.5%
Adecco SA	Switzerland	556,320	26,702,741
Hays PLC	United Kingdom	11,353,070	15,558,368
[a]Randstad Holding NV	Netherlands	462,850	18,362,588

			60,623,697

Real Estate Management & Development 1.2%
Cheung Kong (Holdings) Ltd.	Hong Kong	2,483,922	28,963,301

Semiconductors & Semiconductor Equipment 4.6%
[a]Infineon Technologies AG	Germany	1,885,745	11,152,165
Samsung Electronics Co. Ltd.	South Korea	83,750	52,992,029
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	23,992,526	45,048,709

			109,192,903

Software 4.9%
[a]Check Point Software Technologies Ltd.	Israel	792,311	23,357,328
Nintendo Co. Ltd.	Japan	143,700	42,828,809
The Sage Group PLC	United Kingdom	3,980,770	13,789,925
SAP AG, ADR	Germany	849,160	37,617,788

			117,593,850

Specialty Retail 2.8%
Kingfisher PLC	United Kingdom	11,676,836	36,855,345
USS Co. Ltd.	Japan	431,520	31,091,306

			67,946,651

Textiles, Apparel & Luxury Goods 0.5%
Yue Yuen Industrial Holdings Ltd.	Hong Kong	3,874,500	12,090,554

Wireless Telecommunication Services 4.4%
Mobile TeleSystems, ADR	Russia	790,075	15,137,837
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,669,150	21,665,567
Vodafone Group PLC, ADR	United Kingdom	3,266,090	67,510,080

			104,313,484

Total Common Stocks, Rights and Other Equity Interests (Cost $2,158,050,562)			1,995,599,943

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Foreign Securities Fund	Country	Shares/ Rights/ Units	Value
Preferred Stocks (Cost $5,545,353) 1.4%
Metals & Mining 1.4%
Vale SA, ADR, pfd., A	Brazil	1,548,762	$32,554,977

Total Long Term Investments (Cost $2,163,595,915)			2,028,154,920

Short Term Investments (Cost $96,409,778) 4.0%
Money Market Funds 4.0%
[a,b]Institutional Fiduciary Trust Money Market Portfolio, 0.00%	United States	96,409,778	96,409,778

Total Investments (Cost $2,260,005,693) 88.8%			2,124,564,698
Other Assets, less Liabilities 11.2%			268,311,253

Net Assets 100.0%			$2,392,875,951

See Abbreviations on page TF-24.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2010 (unaudited)

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,163,595,915
Cost - Sweep Money Fund (Note 7)	96,409,778

Total cost of investments	$2,260,005,693

Value - Unaffiliated issuers	$2,028,154,920
Value - Sweep Money Fund (Note 7)	96,409,778

Total value of investments	2,124,564,698
Receivables:
Capital shares sold	267,190,203
Dividends	6,947,356
Other assets	4,317

Total assets	2,398,706,574

Liabilities:
Payables:
Capital shares redeemed	1,549,750
Affiliates	2,143,882
Reports to shareholders	382,223
Deferred tax	1,546,474
Accrued expenses and other liabilities	208,294

Total liabilities	5,830,623

Net assets, at value	$2,392,875,951

Net assets consist of:
Paid-in capital	$2,820,212,505
Undistributed net investment income	32,474,026
Net unrealized appreciation (depreciation)	(137,032,085)
Accumulated net realized gain (loss)	(322,778,495)

Net assets, at value	$2,392,875,951

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2010 (unaudited)

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$266,695,472

Shares outstanding	22,655,849

Net asset value and maximum offering price per share	$11.77

Class 2:
Net assets, at value	$1,806,616,820

Shares outstanding	155,975,105

Net asset value and maximum offering price per share	$11.58

Class 3:
Net assets, at value	$93,718,870

Shares outstanding	8,120,690

Net asset value and maximum offering price per share[a]	$11.54

Class 4:
Net assets, at value	$225,844,789

Shares outstanding	19,303,580

Net asset value and maximum offering price per share	$11.70

aRedemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2010 (unaudited)

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $4,848,995)	$44,185,530

Expenses:
Management fees (Note 3a)	7,503,160
Administrative fees (Note 3b)	1,162,877
Distribution fees: (Note 3c)
Class 2	2,347,027
Class 3	131,996
Class 4	92,799
Unaffiliated transfer agent fees	2,532
Custodian fees (Note 4)	227,603
Reports to shareholders	207,348
Registration and filing fees	5,775
Professional fees	47,233
Trustees’ fees and expenses	8,365
Other	44,367

Total expenses	11,781,082

Net investment income	32,404,448

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(18,772,691)
Foreign currency transactions	(804,605)

Net realized gain (loss)	(19,577,296)

Net change in unrealized appreciation (depreciation) on:
Investments	(311,559,715)
Translation of other assets and liabilities denominated in foreign currencies	(107,925)
Change in deferred taxes on unrealized appreciation (depreciation)	4,087

Net change in unrealized appreciation (depreciation)	(311,663,553)

Net realized and unrealized gain (loss)	(331,240,849)

Net increase (decrease) in net assets resulting from operations	$(298,836,401)

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (decrease) in net assets:
Operations:
Net investment income	$32,404,448	$46,778,715
Net realized gain (loss) from investments and foreign currency transactions	(19,577,296)	(272,580,971)
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(311,663,553)	930,461,583

Net increase (decrease) in net assets resulting from operations	(298,836,401)	704,659,327

Distributions to shareholders from:
Net investment income:
Class 1	(6,186,595)	(10,082,097)
Class 2	(35,909,578)	(60,860,305)
Class 3	(1,738,264)	(10,601,203)
Class 4	(1,159,055)	(654,024)
Net realized gains:
Class 1	—	(11,279,713)
Class 2	—	(75,080,881)
Class 3	—	(12,814,465)
Class 4	—	(749,197)

Total distributions to shareholders	(44,993,492)	(182,121,885)

Capital share transactions: (Note 2)
Class 1	(8,016,238)	(11,544,985)
Class 2	73,044,164	(118,629,302)
Class 3	(6,447,626)	(174,980,330)
Class 4	185,812,299	24,793,775

Total capital share transactions	244,392,599	(280,360,842)

Redemption fees	7,625	18,230

Net increase (decrease) in net assets	(99,429,669)	242,194,830
Net assets:
Beginning of period	2,492,305,620	2,250,110,790

End of period	$2,392,875,951	$2,492,305,620

Undistributed net investment income included in net assets:
End of period	$32,474,026	$45,063,070

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	692,657	$9,316,047	984,005	$11,607,893
Shares issued in reinvestment of distributions	500,533	6,186,595	2,337,178	21,361,810
Shares redeemed	(1,799,209)	(23,518,880)	(4,055,131)	(44,514,688)

Net increase (decrease)	(606,019)	$(8,016,238)	(733,948)	$(11,544,985)

Class 2 Shares:
Shares sold	16,654,516	$204,147,920	17,636,013	$191,261,657
Shares issued in reinvestment of distributions	2,950,664	35,909,578	15,030,410	135,423,993
Shares redeemed	(13,122,442)	(167,013,334)	(41,328,787)	(445,314,952)

Net increase (decrease)	6,482,738	$73,044,164	(8,662,364)	$(118,629,302)

Class 3 Shares:
Shares sold	228,757	$2,986,061	2,721,038	$28,784,908
Shares issued in reinvestment of distributions	143,421	1,738,264	2,619,202	23,415,667
Shares redeemed	(883,104)	(11,171,951)	(22,034,601)	(227,180,905)

Net increase (decrease)	(510,926)	$(6,447,626)	(16,694,361)	$(174,980,330)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	16,087,274	$190,344,384	2,965,551	$33,480,588
Shares issued on reinvestment of distributions	94,309	1,159,055	154,031	1,403,220
Shares redeemed	(446,018)	(5,691,140)	(860,936)	(10,090,033)

Net increase (decrease)	15,735,565	$185,812,299	2,258,646	$24,793,775

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2009, the Fund had tax basis capital losses of $300,458,970 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2009, the Fund deferred realized capital losses of $3,229,837.

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$2,259,387,758

Unrealized appreciation	$276,956,297
Unrealized depreciation	(411,779,357)

Net unrealized appreciation (depreciation)	$(134,823,060)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2010, aggregated $64,232,105 and $143,360,257, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Foreign Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At June 30, 2010, all of the Fund’s investments in securities carried at fair value were in Level 1 inputs. For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS
Selected Portfolio
ADR - American Depository Receipt

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 14, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	0.0349	0.3187
Class 2	0.0349	0.2891
Class 3	0.0349	0.2585
Class 4	0.0349	0.2960

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TEMPLETON GLOBAL BOND SECURITIES FUND

We are pleased to bring you Templeton Global Bond Securities Fund’s semiannual report for the period ended June 30, 2010.

Performance Summary as of 6/30/10

Templeton Global Bond Securities Fund – Class 3 delivered a +4.34% total return for the six-month period ended 6/30/10.

Performance reflects the Fund’s Class 3 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Templeton Global Bond Securities Fund – Class 3

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s six-month total return in the Performance Summary. The Fund outperformed its benchmarks, the J.P. Morgan (JPM) Global Government Bond Index (GGBI), which had a +0.38% total return in U.S. dollar terms for the period under review, and the Citigroup World Government Bond Index (WGBI), which had a -1.04% total return for the same period.1

Economic and Market Overview

During the period, the global economic recovery continued to gather strength, particularly in emerging economies. In 2010’s second quarter, however, markets focused largely on sovereign and financial risks in overleveraged European countries leading to a rise in volatility across asset classes. In our analysis, this synchronized downturn in sentiment did not accurately represent underlying fundamentals, which remained robust in many economies. Reacting to the strength of their respective economies, the central banks of Australia, Brazil, Canada, Chile, China, India, Israel, Malaysia, New Zealand, Norway, Peru and Taiwan tightened monetary policy during the period. In these economies, robust domestic demand offset international economic uncertainty and prompted their interest rate hikes. Capital inflows into these relatively strong economies recovered to around precrisis levels, supported by the continued extraordinarily loose monetary policy in core developed economies.

First quarter gross domestic product releases were particularly strong in Asia. Although some indicators suggested the pace of growth was moderating, Asia’s economic outlook remained encouraging. Some market observers were concerned by this moderation, but we viewed it as a healthy evolution of the recovery resulting from lower contributions from inventory rebuilding, excess capacity utilization, and government stimulus. The relatively quick recovery in much of Asia closed output gaps, and economic growth was returning to its precrisis trend. We did

1. Source: © 2010 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s investment in certain hedging and derivative instruments may involve a small investment relative to the risk assumed. As a nondiversified fund, the Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Fund’s shares. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

not find this entirely surprising given that the primary causes of the crisis, especially an overreliance on leverage, were not present in the region. Asia continued its structural transformation toward a higher reliance on domestic demand and regional trade, a trend that was already well under way before the crisis but has accelerated. China’s economic strength, increasing outward investment, and recently announced increased flexibility of the Chinese yuan are characteristic of this trend and benefited the region and, in particular, countries like Malaysia and South Korea that are closely integrated with the broader region.

These positive developments in Asia contrasted sharply with the challenges faced by overleveraged countries in southern Europe. Deepening concerns over sovereign debt and bank solvency in Europe drove up volatility across global credit markets in 2010’s second quarter. Despite an unprecedented 110 billion euro rescue package to address the Greek government’s financing needs, risks of contagion increased dramatically. Faced with this situation, European Union leaders and the International Monetary Fund agreed on a series of emergency measures totaling 750 billion euros, which they believe should more than cover the funding needs of Portugal, Spain and Ireland over the next three years. In addition, the European Central Bank announced it would provide sufficient liquidity to financial institutions and restore the smooth functioning of the financial market, and it launched outright purchases of sovereign bonds. Although these extraordinary measures reduced the short-term risk of a sovereign default or a banking crisis in the region, the underlying debt problems remained. Credit extension continued to be constrained by these challenges, which weighed on economic growth. The euro and nearly all other regional currencies depreciated during the second quarter. Although these challenges were significant, financial contagion has so far been contained by the unprecedented policy responses, allowing the broader global economy to continue to recover.

Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies and may utilize forward currency exchange contracts.

*The Fund’s supranational investments were denominated in the Mexican peso, Norwegian krone and U.S. dollar.

**The Fund’s EMU investment was in Germany.

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Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets.

Interest Rate Strategy

Overall, duration exposure, or the Fund’s sensitivity to changes in interest rates, contributed to relative returns. The Fund maintained very little duration exposure outside select emerging economies throughout the period. During the first half of the period, as the global recovery was perceived to be solidifying, yields for many developed government bonds were flat to slightly higher, and the Fund’s duration exposure contributed to relative returns. However, during the second half of the period the increase in risk aversion and perceived flight to quality led government bond yields to fall in many countries. The deteriorating economic outlook led markets to price in a delay to the start of any prospective interest rate hikes. This benefited the benchmark index’s positions in core government bond markets. Although short-term interest rates remained at historical lows in most developed economies throughout the period, the Fund’s underweighted duration exposure in the U.S. and eurozone and no duration exposure in the U.K. or Japan detracted from relative performance. Duration exposure in select economies with relatively high interest rates offset this underperformance, and long duration, local market positions in Mexico, Brazil and Indonesia benefited returns.

Currency Strategy

Currency exposure contributed to the Fund’s relative performance, largely due to the Fund’s underweighted euro exposure. During the period, concerns regarding the sustainability of European sovereign and financial debt took center stage and led European currencies to underperform. We had positioned the Fund for lower growth to hinder eurozone assets relative to those of the U.S. and non-euro European economies. Consequently, the Fund benefited from a large net negative euro exposure. Although the underperformance of some of the Fund’s non-euro European currencies, including the Polish zloty and Swedish krona, mitigated this positive relative result somewhat, the euro’s 14.6% decline against the U.S. dollar during the six months under review was more than enough to offset those losses.2 The Fund’s underweighted exposure to the Japanese yen, a currency that benefited from the rise in risk aversion, also had a negative impact on relative results, but again the Fund’s underweighted euro exposure more than made up for this detractor.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

2. Source: IDC Exshare.

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We continued to favor the currencies of rapidly growing emerging markets, particularly in Asia. These positions generated mixed performance as Asian currency returns varied from country to country. The Malaysian ringgit and Indonesian rupiah supported performance, helped by the announcement of increased flexibility in the Chinese yuan. However, exposure to the South Korean won detracted, partly as a result of heightened tensions with North Korea. Elsewhere, the Chilean peso detracted, while the Mexican peso benefited performance.

Global Sovereign Debt Strategy

Sovereign credit exposure moderately detracted from relative performance during the period as strong returns in the first quarter of the year were reversed in the second quarter due to the contagion-driven sell-off. While many emerging markets continued to recover from the crisis well ahead of the developed world, fears that the challenges faced by overleveraged eurozone countries would be transmitted through the financial sector to the global economy led most financial markets to trade in the same direction during the second half of the period. European credits generally underperformed, including Hungary, while Argentina outperformed.

U.S. dollar-denominated emerging market debt posted a +5.37% total return during the period as measured by the JPM Emerging Markets Bond Index Global.1 During the reporting period, sovereign interest-rate credit spreads rose 64 basis points (100 basis points equal one percentage point) over falling U.S. Treasury yields. 3 Regionally, Latin American sovereign debt had a +6.05% total return, Asian debt, +5.86%, and central and eastern European debt, +3.98%.1

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

3. Source: J.P. Morgan.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2010, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown

Templeton Global Bond Securities Fund 6/30/10

% of Total Net Assets

Americas	63.3%
U.S. Dollar	38.0%
Mexican Peso	10.5%
Chilean Peso	7.4%
Brazilian Real	6.3%
Peruvian Nuevo Sol	1.1%

Asia Pacific	34.4%
South Korean Won	15.3%
Malaysian Ringgit	11.2%
Australian Dollar	9.9%
Indonesian Rupiah	8.1%
Indian Rupee	6.0%
Philippine Peso	5.4%
Chinese Yuan	4.2%
Sri Lankan Rupee	2.0%
New Zealand Dollar*	-3.4%
Japanese Yen*	-24.3%

Middle East & Africa	5.5%
New Israeli Shekel	4.5%
Egyptian Pound	1.0%

Europe	-3.2%
Swedish Krona	8.6%
Norwegian Krone	7.4%
Polish Zloty	6.7%
Euro*	-25.9%

*Euro = -25.9%, Japanese yen = -24.3% and New Zealand dollar = -3.4% due to forward exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract levels. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 3

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 3	Beginning Account Value 1/1/10	Ending Account Value 6/30/10	Fund-Level Expenses Incurred During Period* 1/1/10–6/30/10
Actual	$1,000	$1,043.40	$4.00
Hypothetical (5% return before expenses)	$1,000	$1,020.88	$3.96

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 3 shares (0.79%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 1		2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.72	$17.42	$17.00	$15.73	$14.36	$15.80

Income from investment operations[a]:
Net investment income[b]	0.50	0.99	0.80	0.77	0.61	0.57
Net realized and unrealized gains (losses)	0.31	2.01	0.27	0.97	1.24	(1.03)

Total from investment operations	0.81	3.00	1.07	1.74	1.85	(0.46)

Less distributions from:
Net investment income and net foreign currency gains	(0.31)	(2.70)	(0.65)	(0.47)	(0.48)	(0.98)
Net realized gains	(0.05)	—	—	—	—	—

Total distributions	(0.36)	(2.70)	(0.65)	(0.47)	(0.48)	(0.98)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$18.17	$17.72	$17.42	$17.00	$15.73	$14.36

Total return[d]	4.53%	18.98%	6.46%	11.27%	13.14%	(2.91)%
Ratios to average net assets[e]
Expenses before expense reduction	0.54%	0.54%	0.58%	0.64%	0.80%	0.78%
Expenses net of expense reduction	0.54% [f]	0.54% [f]	0.58% [f]	0.64% [f]	0.72%	0.74%
Net investment income	5.40%	5.73%	4.66%	4.70%	4.09%	3.81%

Supplemental data
Net assets, end of period (000’s)	$234,362	$195,662	$220,588	$137,700	$75,843	$53,115
Portfolio turnover rate	3.86%	20.84%	28.46%	47.33%	30.65%	30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 2		2009	2008	2007	2006	2005

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.34	$17.10	$16.72	$15.50	$14.19	$15.64

Income from investment operations[a]:
Net investment income[b]	0.46	0.93	0.74	0.72	0.57	0.52
Net realized and unrealized gains (losses)	0.30	1.98	0.27	0.96	1.21	(1.00)

Total from investment operations	0.76	2.91	1.01	1.68	1.78	(0.48)

Less distributions from:
Net investment income and net foreign currency gains	(0.27)	(2.67)	(0.63)	(0.46)	(0.47)	(0.97)
Net realized gains	(0.05)	—	—	—	—	—

Total distributions	(0.32)	(2.67)	(0.63)	(0.46)	(0.47)	(0.97)

Redemption fees[c]	—	—	—	—	—	—

Net asset value, end of period	$17.78	$17.34	$17.10	$16.72	$15.50	$14.19

Total return[d]	4.41%	18.68%	6.21%	11.00%	12.77%	(3.08)%
Ratios to average net assets[e]
Expenses before expense reduction	0.79%	0.79%	0.83%	0.89%	1.05%	1.03%
Expenses net of expense reduction	0.79% [f]	0.79% [f]	0.83% [f]	0.89% [f]	0.97%	0.99%
Net investment income	5.15%	5.48%	4.41%	4.45%	3.84%	3.56%

Supplemental data
Net assets, end of period (000’s)	$1,170,421	$1,262,783	$793,881	$480,649	$205,768	$61,255
Portfolio turnover rate	3.86%	20.84%	28.46%	47.33%	30.65%	30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 3		2009	2008	2007	2006	2005[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.33	$17.08	$16.70	$15.49	$14.18	$15.27

Income from investment operations[b]:
Net investment income[c]	0.46	0.93	0.74	0.72	0.58	0.38
Net realized and unrealized gains (losses)	0.30	1.98	0.27	0.96	1.21	(0.50)

Total from investment operations	0.76	2.91	1.01	1.68	1.79	(0.12)

Less distributions from:
Net investment income and net foreign currency gains	(0.27)	(2.66)	(0.63)	(0.46)	(0.48)	(0.97)
Net realized gains	(0.05)	—	—	—	—	—

Total distributions	(0.32)	(2.66)	(0.63)	(0.46)	(0.48)	(0.97)

Redemption fees[d]	—	—	—	—	—	—

Net asset value, end of period	$17.77	$17.33	$17.08	$16.71	$15.49	$14.18

Total return[e]	4.34%	18.69%	6.21%	11.03%	12.84%	(0.80)%
Ratios to average net assets[f]
Expenses before expense reduction	0.79%	0.79%	0.83%	0.89%	1.05%	1.03%
Expenses net of expense reduction	0.79% [g]	0.79% [g]	0.83% [g]	0.89% [g]	0.97%	0.99%
Net investment income	5.15%	5.48%	4.41%	4.45%	3.84%	3.56%

Supplemental data
Net assets, end of period (000’s)	$146,530	$143,264	$128,155	$91,162	$35,572	$5,769
Portfolio turnover rate	3.86%	20.84%	28.46%	47.33%	30.65%	30.28%

aFor the period April 1, 2005 (effective date) to December 31, 2005.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31,
Class 4		2009	2008[a]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$17.61	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.46	0.93	0.66
Net realized and unrealized gains (losses)	0.30	2.00	(0.64)

Total from investment operations	0.76	2.93	0.02

Less distributions from:
Net investment income and net foreign currency gains	(0.27)	(2.69)	(0.65)
Net realized gains	(0.05)	—	—

Total distributions	(0.32)	(2.69)	(0.65)

Redemption fees[d]	—	—	—

Net asset value, end of period	$18.05	$17.61	$17.37

Total return[e]	4.29%	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.89%	0.89%	0.93%
Net investment income	5.05%	5.38%	4.31%

Supplemental data
Net assets, end of period (000’s)	$129,364	$108,910	$43,069
Portfolio turnover rate	3.86%	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited)

Templeton Global Bond Securities Fund	Principal Amount [a]		Value
Foreign Government and Agency Securities 89.7%
Argentina 2.2%
[b,c]Government of Argentina, senior bond, FRN, 0.389%, 8/03/12	107,485,000		$37,136,067

Australia 8.6%
Government of Australia, TB123, 5.75%, 4/15/12	43,700,000	AUD	37,582,816
New South Wales Treasury Corp., 6.00%, 5/01/12	9,350,000	AUD	8,032,932
6.00%, 5/01/12 (London Exchange)	13,180,000	AUD	11,331,144
senior note, 5.50%, 3/01/17	32,225,000	AUD	27,293,362
Queensland Treasury Corp., 11, 6.00%, 6/14/11	22,050,000	AUD	18,776,807
13, 6.00%, 8/14/13	24,450,000	AUD	21,209,508
17, 6.00%, 9/14/17	13,160,000	AUD	11,441,769
[d]144A, 7.125%, 9/18/17	4,380,000	NZD	3,270,662
Western Australia Treasury Corp., 5.50%, 7/17/12	6,400,000	AUD	5,459,879

			144,398,879

Brazil 4.6%
Nota Do Tesouro Nacional, 10.00%, 1/01/12	38,245	[e] BRL	20,580,251
10.00%, 1/01/14	7,100	[e] BRL	3,687,107
10.00%, 1/01/17	22,490	[e] BRL	11,266,534
[f]Index Linked, 6.00%, 5/15/11	2,055	[e] BRL	2,184,327
[f]Index Linked, 6.00%, 5/15/15	27,735	[e] BRL	28,848,996
[f]Index Linked, 6.00%, 5/15/45	10,825	[e] BRL	11,116,015

			77,683,230

Canada 0.9%
Province of Manitoba, 6.375%, 9/01/15	19,985,000	NZD	14,377,087

Germany 0.7%
Landwirtschaftliche Rentenbank, senior note, 8.50%, 2/22/16	137,707,000	MXN	11,472,390

Hungary 2.0%
Government of Hungary, senior note, 3.50%, 7/18/16	1,055,000	EUR	1,171,781
4.375%, 7/04/17	5,380,000	EUR	6,054,991
5.75%, 6/11/18	13,795,000	EUR	16,661,439
6.25%, 1/29/20	6,420,000		6,331,725
3.875%, 2/24/20	3,120,000	EUR	3,317,104

			33,537,040

Indonesia 10.2%
Government of Indonesia, FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,893,160
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	21,824,879
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	30,244,337
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	9,648,041
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	4,022,468
FR37, 12.00%, 9/15/26	8,230,000,000	IDR	1,096,482
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	730,121
FR40, 11.00%, 9/15/25	61,856,000,000	IDR	7,823,023
FR42, 10.25%, 7/15/27	88,574,000,000	IDR	10,285,631
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	8,408,732
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	520,555
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	25,998,174

TGB-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount [a]		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
FR47, 10.00%, 2/15/28	61,737,000,000	IDR	$6,935,873
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	1,974,024
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	4,034,172
[d]senior bond, 144A, 8.50%, 10/12/35	9,119,000		11,566,475
[d]senior bond, 144A, 6.625%, 2/17/37	2,240,000		2,357,200
[d]senior bond, 144A, 7.75%, 1/17/38	10,980,000		13,016,447
[d]senior note, 144A, 11.625%, 3/04/19	6,410,000		9,253,102

			171,632,896

Iraq 0.4%
Government of Iraq, [d]144A, 5.80%, 1/15/28	5,055,000		4,120,078
[g]Reg S, 5.80%, 1/15/28	3,440,000		2,803,772

			6,923,850

Israel 1.6%
Government of Israel, 2680, 7.00%, 4/29/11	99,205,000	ILS	26,562,559

Lithuania 2.0%
[d]Government of Lithuania, 144A, 6.75%, 1/15/15	19,480,000		20,502,700
7.375%, 2/11/20	12,690,000		13,356,225

			33,858,925

Malaysia 3.5%
Government of Malaysia, senior bond, 3.756%, 4/28/11	106,980,000	MYR	33,356,655
3.833%, 9/28/11	3,660,000	MYR	1,145,656
3.461%, 7/31/13	12,600,000	MYR	3,920,785
3.814%, 2/15/17	18,885,000	MYR	5,865,708
4.24%, 2/07/18	44,360,000	MYR	14,090,459

			58,379,263

Mexico 9.1%
Government of Mexico, M 10, 8.00%, 12/17/15	726,000	[h] MXN	6,053,731
M 10, 7.25%, 12/15/16	250,000	[h] MXN	2,002,101
M 10, 7.75%, 12/14/17	4,473,000	[h] MXN	36,755,888
M 20, 10.00%, 12/05/24	8,569,800	[h] MXN	82,755,063
M 30, 10.00%, 11/20/36	1,755,000	[h] MXN	17,221,908
MI10, 9.00%, 12/20/12	265,000	[h] MXN	2,219,901
MI10, 8.00%, 12/19/13	794,500	[h] MXN	6,580,980

			153,589,572

Norway 3.3%
Government of Norway, 6.00%, 5/16/11	300,110,000	NOK	47,558,557
6.50%, 5/15/13	49,400,000	NOK	8,485,382

			56,043,939

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount [a]		Value
Foreign Government and Agency Securities (continued)
Peru 0.3%
Government of Peru, 7.84%, 8/12/20	4,945,000	PEN	$1,955,322
7, 8.60%, 8/12/17	6,185,000	PEN	2,544,973

			4,500,295

Poland 5.9%
Government of Poland, 4.75%, 4/25/12	44,940,000	PLN	13,285,960
5.75%, 4/25/14	92,590,000	PLN	27,774,598
6.25%, 10/24/15	44,730,000	PLN	13,652,176
5.75%, 9/23/22	48,750,000	PLN	14,068,694
senior note, 6.375%, 7/15/19	27,200,000		29,712,981

			98,494,409

Qatar 0.8%
[d]Government of Qatar, senior note, 144A, 6.55%, 4/09/19	12,060,000		13,673,628

Russia 4.4%
[d]Government of Russia, 144A, 7.50%, 3/31/30	65,170,040		73,700,798

South Africa 2.1%
Government of South Africa, 5.25%, 5/16/13	3,590,000	EUR	4,703,975
4.50%, 4/05/16	1,874,000	EUR	2,357,543
6.875%, 5/27/19	21,215,000		24,238,137
senior note, 6.50%, 6/02/14	805,000		903,210
senior note, 5.875%, 5/30/22	3,485,000		3,683,209

			35,886,074

South Korea 13.9%
The Export-Import Bank of Korea, 5.125%, 3/16/15	350,000		369,128
4.625%, 2/20/17	230,000	EUR	288,580
[g]Reg S, 5.25%, 2/10/14	345,000		363,582
senior note, 8.125%, 1/21/14	1,170,000		1,340,979
Government of Korea, senior bond, 5.625%, 11/03/25	730,000		795,593
Korea Deposit Insurance Corp., 07-1, 5.57%, 9/14/12	6,600,000,000	KRW	5,559,905
08-1, 5.28%, 2/15/13	880,000,000	KRW	737,311
Korea Development Bank, senior note, 8.00%, 1/23/14	3,875,000		4,415,752
Korea Treasury Bond, 0475-1112, 4.75%, 12/10/11	77,103,490,000	KRW	64,228,956
0500-1609, 5.00%, 9/10/16	2,806,000,000	KRW	2,338,613
0525-1209, 5.25%, 9/10/12	28,539,000,000	KRW	24,001,902
0525-1303, 5.25%, 3/10/13	1,940,790,000	KRW	1,634,784
senior bond, 0400-1206, 4.00%, 6/10/12	126,527,650,000	KRW	103,906,784
senior bond, 0550-1106, 5.50% 6/10/11	19,791,570,000	KRW	16,534,544
senior note, 7.125%, 4/16/19	6,370,000		7,678,780

			234,195,193

Sri Lanka 2.0%
Government of Sri Lanka, A, 12.00%, 7/15/11	115,200,000	LKR	1,041,606
8.50%, 1/15/13	694,400,000	LKR	5,915,561

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount [a]		Value
Foreign Government and Agency Securities (continued)
Sri Lanka (continued)
13.50%, 2/01/13	674,300,000	LKR	$6,418,698
11.25%, 7/15/14	773,000,000	LKR	7,095,340
11.00%, 8/01/15	1,349,700,000	LKR	12,311,522

			32,782,727

[i] Supranational 1.9%
Corporacion Andina De Fomento, 8.125%, 6/04/19	9,880,000		12,235,669
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	5,401,262
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	14,928,881

			32,565,812

Sweden 5.6%
Government of Sweden, 5.25%, 3/15/11	712,870,000	SEK	94,295,476

United Arab Emirates 0.8%
[d]Emirate of Abu Dhabi, 144A, 6.75%, 4/08/19	11,840,000		13,592,166

Venezuela 2.1%
Government of Venezuela, 10.75%, 9/19/13	13,570,000		12,002,665
[c,g]Reg S, FRN, 1.307%, 4/20/11	1,095,000		1,015,065
[g]senior bond, Reg S, 5.375%, 8/07/10	11,235,000		11,178,538
Petroleos de Venezuela SA, senior bond, zero cpn., 7/10/11	11,810,000		10,293,523

			34,489,791

Vietnam 0.8%
[d]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		13,533,734

Total Foreign Government and Agency Securities (Cost $1,435,476,796)			1,507,305,800

Municipal Bonds 2.5%
United States 2.5%
Alabama State University Revenue, General Tuition and Fee, Assured Guaranty, 5.00%, 9/01/29	175,000		183,369
5.75%, 9/01/39	175,000		191,527
Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Refunding, Series F-1, 5.00%, 4/01/39	1,330,000		1,365,950
Bexar County Hospital District GO, Certificates of Obligation, 5.00%, 2/15/32	1,615,000		1,647,688
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,497,255
California State GO, Refunding, 5.125%, 4/01/33	4,725,000		4,640,564
Refunding, 5.00%, 4/01/38	1,985,000		1,887,755
Various Purpose, 6.00%, 4/01/38	11,650,000		12,346,904
Illinois Municipal Electricity Agency Power Supply Revenue, Series A, BHAC Insured, 5.00%, 2/01/35	2,155,000		2,183,812
Lewisville ISD, GO, School Building, 5.00%, 8/15/26	1,200,000		1,308,516
Los Angeles USD, GO, Series KRY, 5.25%, 7/01/26	765,000		812,002
Minneapolis Health Care System Revenue, Fairview Health Services, Series B, Assured Guaranty, 6.50%, 11/15/38	1,790,000		2,008,201
MTA Revenue, Series B, Assured Guaranty, 5.25%, 11/15/20	950,000		1,084,492
Transportation, Series A, AGMC Insured, 5.50%, 11/15/21	900,000		1,053,639
North Carolina Eastern Municipal Power Agency Power System Revenue, Refunding, Series A, Assured Guaranty, 5.25%, 1/01/19	2,400,000		2,652,864
Palomar Pomerado Health GO, Election of 2004, Series A, NATL Insured, 5.125%, 8/01/37	4,570,000		4,449,123
Philadelphia GO, Refunding, Series A, Assured Guaranty, 5.00%, 8/01/24	500,000		525,275

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund	Principal Amount [a]		Value
Municipal Bonds (continued)
United States (continued)
Tarrant County Cultural Education Facilities Finance Corp. Revenue, Christus Health, Refunding, Series A, Assured Guaranty, 6.25%, 7/01/28	1,500,000		$1,663,365

Total Municipal Bonds (Cost $39,632,943)			41,502,301

Total Investments before Short Term Investments (Cost $1,475,109,739)			1,548,808,101

Short Term Investments 4.2%
Foreign Government and Agency Securities 1.3%
Egypt 1.0%
[j]Egypt Treasury Bill, 8/03/10 - 3/08/11	104,700,000	EGP	17,451,376

Israel 0.3%
[j]Israel Treasury Bill, 10/06/10	20,240,000	ILS	5,184,450

Malaysia 0.0%[k]
[j]Bank Negara Monetary Note, 11/02/10 - 1/06/11	1,165,000	MYR	356,134
[j]Malaysia Treasury Bill, 10/15/10	110,000	MYR	33,739

			389,873

Total Foreign Government and Agency Securities (Cost $23,950,626)			23,025,699

Total Investments before Repurchase Agreements (Cost $1,499,060,365)			1,571,833,800

Repurchase Agreements (Cost $48,387,943) 2.9%
[l]Joint Repurchase Agreement, 0.011%, 7/01/10 (Maturity Value $48,387,958)	48,387,943		48,387,943
Banc of America Securities LLC (Maturity Value $5,923,170)
Barclays Capital Inc. (Maturity Value $6,515,439)
BNP Paribas Securities Corp. (Maturity Value $11,846,339)
Credit Suisse Securities (USA) LLC (Maturity Value $11,846,340)
Deutsche Bank Securities Inc. (Maturity Value $410,814)
HSBC Securities (USA) Inc. (Maturity Value $2,961,343)
Morgan Stanley & Co. Inc. (Maturity Value $5,923,170)
UBS Securities LLC (Maturity Value $2,961,343)
Collateralized by U.S. Government Agency Securities, 4.25% - 5.25%, 11/15/10 - 11/17/17; [j]U.S. Government Agency Discount Notes, 12/27/10; and U.S. Treasury Notes, 1.00% - 3.625%, 12/31/11 - 8/15/19

Total Investments (Cost $1,547,448,308) 96.4%			1,620,221,743
Other Assets, less Liabilities 3.6%			60,456,053

Net Assets 100.0%			$1,680,677,796

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

cThe coupon rate shown represents the rate at period end.

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the aggregate value of these securities was $191,943,215, representing 11.42% of net assets.

ePrincipal amount is stated in 1,000 Brazalion Real Units.

fRedemption price at maturity is adjusted for inflation. See Note 1(f).

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2010, the aggregate value of these securities was $15,360,957, representing 0.91% of net assets.

hPrincipal amount is stated in 100 Mexican Peso Units.

iA supranational organization is an entity formed by two or more central governments through international treaties.

jThe security is traded on a discount basis with no stated coupon rate.

kRounds to less than 0.1% of net assets.

lSee Note 1(c) regarding joint repurchase agreement.

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund
At June 30, 2010, the Fund had the following financial futures contracts outstanding. See Note 1(d).

Description	Type	Number of Contracts	Notional Amount	Delivery Date	Unrealized Appreciation	Unrealized Depreciation
U.S. Treasury 10 Yr. Note	Short	1	$100,000	9/21/10	$ —	$(2,893)

At June 30, 2010, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	79,487,000	1,603,530		7/09/10	$106,612	$—
Indian Rupee	DBAB	Buy	79,423,000	1,603,533		7/09/10	105,232	—
Malaysian Ringgit	DBAB	Buy	9,014,572	2,535,531		7/09/10	250,718	—
Indian Rupee	DBAB	Buy	40,128,000	801,758		7/12/10	61,247	—
Indian Rupee	JPHQ	Buy	48,258,000	962,120		7/12/10	75,731	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,046,935		7/12/10	517,809	—
Malaysian Ringgit	JPHQ	Buy	4,594,000	1,279,844		7/13/10	139,813	—
Malaysian Ringgit	DBAB	Buy	2,637,000	732,907		7/16/10	81,874	—
Malaysian Ringgit	DBAB	Buy	11,455,000	2,280,737	EUR	7/16/10	749,465	—
Indian Rupee	CITI	Buy	19,711,000	394,220		7/19/10	29,303	—
Indian Rupee	JPHQ	Buy	19,711,000	394,220		7/20/10	29,247	—
Malaysian Ringgit	DBAB	Buy	4,160,000	1,165,005		7/20/10	120,109	—
Malaysian Ringgit	DBAB	Buy	12,933,000	2,569,998	EUR	7/20/10	851,481	—
Malaysian Ringgit	DBAB	Buy	5,058,000	1,428,410		7/23/10	133,894	—
Malaysian Ringgit	DBAB	Buy	16,628,000	3,304,189	EUR	7/23/10	1,094,042	—
Malaysian Ringgit	JPHQ	Buy	16,628,000	3,293,913	EUR	7/27/10	1,105,561	—
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,498,028		7/27/10	144,273	—
Malaysian Ringgit	HSBC	Buy	3,005,000	852,168		7/30/10	75,702	—
New Zealand Dollar	DBAB	Sell	18,763,956	12,074,605		7/30/10	—	(766,225)
New Zealand Dollar	DBAB	Buy	18,763,956	12,555,338		7/30/10	285,493	—
New Zealand Dollar	DBAB	Sell	18,692,571	12,007,173		8/03/10	—	(780,746)
New Zealand Dollar	DBAB	Buy	18,692,571	13,413,789		8/03/10	—	(625,870)
New Zealand Dollar	BZWS	Sell	7,317,361	4,697,746		8/03/10	—	(308,191)
New Zealand Dollar	DBAB	Sell	7,405,811	4,731,573		8/04/10	—	(334,472)
New Zealand Dollar	BZWS	Sell	3,686,939	2,367,015		8/04/10	—	(155,085)
New Zealand Dollar	DBAB	Buy	7,405,811	4,953,525		8/04/10	112,520	—
New Zealand Dollar	CITI	Sell	18,563,255	12,122,269		8/05/10	—	(575,167)
New Zealand Dollar	DBAB	Buy	5,506,806	3,951,134		8/05/10	—	(184,428)
New Zealand Dollar	DBAB	Sell	5,506,806	3,589,336		8/05/10	—	(177,370)
New Zealand Dollar	CITI	Buy	18,563,255	12,430,698		8/05/10	266,738	—
Malaysian Ringgit	HSBC	Buy	6,100,000	1,743,854		8/06/10	139,079	—
New Zealand Dollar	CITI	Sell	7,269,764	4,750,900		8/06/10	—	(221,291)
New Zealand Dollar	FBCO	Sell	3,628,158	2,362,838		8/06/10	—	(118,658)
Malaysian Ringgit	JPHQ	Buy	1,100,000	313,837		8/09/10	25,662	—
New Zealand Dollar	DBAB	Buy	7,205,549	5,168,540		8/09/10	—	(241,443)
New Zealand Dollar	CITI	Sell	7,173,180	4,716,079		8/09/10	—	(188,885)
New Zealand Dollar	DBAB	Sell	7,205,549	4,739,810		8/09/10	—	(187,287)
New Zealand Dollar	FBCO	Sell	7,091,362	4,672,853		8/09/10	—	(176,164)
New Zealand Dollar	FBCO	Buy	7,091,362	4,910,059		8/09/10	—	(61,042)
New Zealand Dollar	FBCO	Sell	7,103,800	4,717,847		8/11/10	—	(138,905)
New Zealand Dollar	FBCO	Buy	7,103,800	4,917,605		8/11/10	—	(60,854)
Polish Zloty	DBAB	Buy	59,155,000	14,078,825	EUR	8/11/10	161,262	—
New Zealand Dollar	DBAB	Sell	24,938,679	16,238,792		8/12/10	—	(810,023)
New Zealand Dollar	DBAB	Buy	24,938,679	16,672,006		8/12/10	376,809	—
New Zealand Dollar	DBAB	Sell	8,453,000	5,486,842		8/13/10	—	(291,419)
New Zealand Dollar	DBAB	Buy	4,160,000	2,875,184		8/13/10	—	(31,511)

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
New Zealand Dollar	DBAB	Sell	8,915,000	5,884,792		8/16/10	$—	$(207,832)
Brazilian Real	DBAB	Buy	5,465,000	265,418,655	JPY	8/17/10	—	(13,009)
Japanese Yen	UBSW	Sell	758,781,000	7,999,294		8/17/10	—	(590,034)
New Israeli Shekel	CITI	Buy	14,794,000	3,904,048		8/17/10	—	(98,870)
Brazilian Real	DBAB	Buy	4,037,000	194,381,550	JPY	8/18/10	8,824	—
Japanese Yen	JPHQ	Sell	377,047,000	3,999,650		8/18/10	—	(268,558)
Brazilian Real	DBAB	Buy	6,056,000	284,668,336	JPY	8/19/10	90,730	—
Japanese Yen	HSBC	Sell	375,298,000	3,989,137		8/19/10	—	(259,345)
New Israeli Shekel	CITI	Buy	14,802,000	3,899,631		8/19/10	—	(92,402)
New Israeli Shekel	DBAB	Buy	1,482,000	390,411		8/19/10	—	(9,225)
Euro	UBSW	Sell	6,270,000	8,838,506		8/20/10	1,167,224	—
Indian Rupee	DBAB	Buy	143,891,000	2,881,278		8/20/10	198,960	—
Japanese Yen	DBAB	Sell	376,727,000	3,989,146		8/20/10	—	(275,585)
Japanese Yen	BZWS	Sell	376,247,000	3,995,063		8/20/10	—	(264,235)
New Israeli Shekel	CITI	Buy	5,678,400	1,485,675		8/20/10	—	(25,133)
Euro	UBSW	Sell	6,274,000	8,874,322		8/23/10	1,198,004	—
Indian Rupee	DBAB	Buy	124,700,000	2,497,112		8/23/10	171,438	—
Japanese Yen	CITI	Sell	751,731,000	7,990,126		8/23/10	—	(520,267)
Japanese Yen	FBCO	Sell	746,218,000	7,990,128		8/23/10	—	(457,852)
New Israeli Shekel	CITI	Buy	9,690,400	2,541,278		8/23/10	—	(48,814)
Japanese Yen	JPHQ	Sell	750,133,000	7,990,126		8/24/10	—	(502,321)
Japanese Yen	BZWS	Sell	747,636,000	7,990,125		8/24/10	—	(474,052)
New Zealand Dollar	FBCO	Sell	6,517,276	4,297,361		8/24/10	—	(153,804)
New Zealand Dollar	FBCO	Buy	6,517,276	4,507,348		8/24/10	—	(56,183)
Japanese Yen	DBAB	Sell	371,821,000	3,995,068		8/25/10	—	(214,484)
New Zealand Dollar	DBAB	Sell	6,486,000	4,335,891		8/27/10	—	(92,861)
Brazilian Real	DBAB	Buy	4,043,000	188,901,089	JPY	8/31/10	66,119	—
Indian Rupee	DBAB	Buy	88,183,000	1,767,194		9/01/10	118,045	—
Japanese Yen	JPHQ	Sell	372,662,000	3,995,069		9/01/10	—	(224,539)
Brazilian Real	DBAB	Buy	6,065,000	280,427,405	JPY	9/02/10	130,770	—
Japanese Yen	HSBC	Sell	368,756,000	3,995,060		9/02/10	—	(180,402)
Euro	BZWS	Sell	6,230,000	8,874,012		9/07/10	1,250,806	—
Euro	HSBC	Sell	8,279,000	11,790,952		9/08/10	1,660,465	—
United States Dollar	JPHQ	Buy	11,099,031	7,817,044	EUR	9/08/10	1,533,810	—
Japanese Yen	HSBC	Sell	555,382,000	5,992,598		9/09/10	—	(296,908)
Japanese Yen	HSBC	Sell	553,476,000	5,992,594		9/10/10	—	(275,449)
Japanese Yen	DBAB	Sell	516,285,000	5,624,265		9/10/10	—	(222,595)
Japanese Yen	UBSW	Sell	428,870,000	4,686,899		9/13/10	—	(170,282)
Brazilian Real	DBAB	Buy	9,097,000	424,168,548	JPY	9/15/10	138,524	—
Japanese Yen	UBSW	Sell	508,216,000	5,624,285		9/15/10	—	(131,756)
Japanese Yen	HSBC	Sell	341,214,000	3,749,522		9/15/10	—	(115,059)
Japanese Yen	BZWS	Sell	337,439,000	3,749,531		9/15/10	—	(72,295)
United States Dollar	UBSW	Buy	7,760,297	5,315,636	EUR	9/15/10	1,255,599	—
Japanese Yen	HSBC	Sell	506,130,000	5,624,292		9/16/10	—	(108,235)
Japanese Yen	DBAB	Sell	169,665,000	1,874,751		9/16/10	—	(46,907)
New Zealand Dollar	DBAB	Sell	17,768,247	12,117,945		9/16/10	5,373	—
United States Dollar	CITI	Buy	7,760,297	5,328,410	EUR	9/16/10	1,239,925	—
United States Dollar	HSBC	Buy	14,772,566	10,076,784	EUR	9/17/10	2,441,533	—
Euro	BZWS	Sell	1,426,600	2,100,455		9/20/10	354,680	—
United States Dollar	UBSW	Buy	9,232,854	6,293,268	EUR	9/20/10	1,531,588	—
Japanese Yen	JPHQ	Sell	339,332,000	3,749,525		9/21/10	—	(94,190)
Japanese Yen	HSBC	Sell	168,241,000	1,874,760		9/21/10	—	(30,956)
Euro	UBSW	Sell	9,307,428	13,646,830		9/23/10	2,256,825	—

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Swedish Krona	UBSW	Buy	30,000,000	2,950,694	EUR	9/23/10	$238,626	$—
Euro	JPHQ	Sell	4,095,317	6,063,526		9/24/10	1,051,833	—
Japanese Yen	JPHQ	Sell	281,276,000	3,108,194		9/24/10	—	(78,090)
Indian Rupee	DBAB	Buy	25,000,000	725,900	NZD	9/27/10	38,541	—
Japanese Yen	JPHQ	Sell	27,971,000	310,823		9/27/10	—	(6,050)
Japanese Yen	JPHQ	Sell	103,324,000	1,148,172		9/28/10	—	(22,370)
Malaysian Ringgit	JPHQ	Buy	8,340,000	1,635,968	EUR	9/28/10	565,845	—
Japanese Yen	JPHQ	Sell	172,207,000	1,913,624		9/29/10	—	(37,326)
Euro	UBSW	Sell	6,370,000	9,309,118		10/04/10	1,513,315	—
Philippine Peso	DBAB	Buy	195,560,000	4,053,393		10/04/10	110,683	—
Philippine Peso	HSBC	Buy	156,866,000	3,242,708		10/04/10	97,453	—
Philippine Peso	DBAB	Buy	233,811,000	4,864,070		10/05/10	114,026	—
Philippine Peso	HSBC	Buy	233,867,000	4,864,056		10/05/10	115,234	—
Philippine Peso	JPHQ	Buy	61,767,000	1,297,081		10/06/10	17,885	—
Philippine Peso	DBAB	Buy	191,936,000	4,053,387		10/07/10	32,387	—
Philippine Peso	DBAB	Buy	153,588,000	3,242,716		10/08/10	26,435	—
Philippine Peso	HSBC	Buy	153,878,000	3,242,711		10/08/10	32,613	—
Philippine Peso	CITI	Buy	76,826,000	1,621,349		10/08/10	13,908	—
Philippine Peso	JPHQ	Buy	76,627,000	1,621,358		10/08/10	9,663	—
Malaysian Ringgit	DBAB	Buy	11,434,805	3,317,898		10/12/10	200,581	—
Philippine Peso	DBAB	Buy	45,732,000	972,814		10/12/10	240	—
Malaysian Ringgit	DBAB	Buy	4,934,783	1,452,988		10/13/10	65,368	—
Philippine Peso	JPHQ	Buy	194,374,000	4,151,141		10/13/10	—	(15,766)
Philippine Peso	HSBC	Buy	76,252,000	1,621,348		10/13/10	940	—
Chinese Yuan	HSBC	Buy	35,001,331	3,554,330	EUR	10/15/10	822,071	—
Philippine Peso	JPHQ	Buy	25,032,000	533,731		10/15/10	—	(1,265)
Chinese Yuan	HSBC	Buy	35,172,030	3,560,830	EUR	10/18/10	839,932	—
Philippine Peso	JPHQ	Buy	83,120,000	1,779,072		10/18/10	—	(11,482)
Chinese Yuan	HSBC	Buy	47,143,455	4,759,196	EUR	10/19/10	1,142,760	—
Philippine Peso	DBAB	Buy	41,880,000	889,550		10/19/10	968	—
Chinese Yuan	HSBC	Buy	29,130,000	4,414,640		10/21/10	—	(108,952)
Philippine Peso	JPHQ	Buy	84,061,000	1,779,069		10/21/10	8,035	—
Philippine Peso	DBAB	Buy	167,411,000	3,558,151		10/21/10	942	—
Chinese Yuan	HSBC	Buy	36,599,833	5,559,074		10/25/10	—	(148,360)
Philippine Peso	HSBC	Buy	247,998,000	5,204,575		10/25/10	65,816	—
Philippine Peso	JPHQ	Buy	82,631,000	1,734,852		10/25/10	21,201	—
Philippine Peso	DBAB	Buy	165,158,000	3,469,706		10/25/10	40,191	—
Chilean Peso	CITI	Buy	921,291,798	1,745,697		10/26/10	—	(59,270)
Chinese Yuan	HSBC	Buy	62,115,025	9,408,231		10/26/10	—	(225,105)
Indian Rupee	HSBC	Buy	213,392,000	4,488,683		10/26/10	48,665	—
Indian Rupee	DBAB	Buy	639,477,000	13,466,076		10/26/10	131,107	—
Philippine Peso	HSBC	Buy	214,449,000	4,510,623		10/26/10	46,372	—
Chinese Yuan	HSBC	Buy	37,116,032	5,610,465		10/27/10	—	(122,974)
Indian Rupee	HSBC	Buy	317,880,000	6,733,034		10/27/10	25,449	—
Chilean Peso	JPHQ	Buy	597,828,000	1,138,178		10/28/10	—	(43,923)
Philippine Peso	DBAB	Buy	66,285,000	1,387,877		10/28/10	20,405	—
Japanese Yen	CITI	Sell	341,992,119	3,779,658		11/08/10	—	(98,205)
Japanese Yen	BZWS	Sell	335,950,000	3,751,221		11/10/10	—	(58,297)
Japanese Yen	BZWS	Sell	429,663,000	4,795,078		11/12/10	—	(77,316)
Japanese Yen	UBSW	Sell	340,600,700	3,804,362		11/12/10	—	(58,063)
Japanese Yen	DBAB	Sell	796,770,000	8,895,004		11/15/10	—	(140,993)
Japanese Yen	JPHQ	Sell	397,873,000	4,447,496		11/16/10	—	(64,795)
Japanese Yen	BZWS	Sell	191,800,000	2,134,788		11/16/10	—	(40,423)

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	794,439,000	8,894,998		11/17/10	$—	$(114,959)
Japanese Yen	UBSW	Sell	317,836,000	3,557,998		11/17/10	—	(46,670)
Japanese Yen	HSBC	Sell	207,909,000	2,312,695		11/17/10	—	(45,259)
Euro	UBSW	Sell	4,794,427	7,161,915		11/18/10	1,293,001	—
Euro	DBAB	Sell	933,877	1,387,741		11/18/10	244,571	—
Japanese Yen	BZWS	Sell	1,107,834,000	12,453,002		11/18/10	—	(111,533)
Euro	DBAB	Sell	1,300,570	1,948,904		11/29/10	356,772	—
Japanese Yen	BOFA	Sell	859,147,000	9,695,551		11/29/10	—	(50,847)
Japanese Yen	BZWS	Sell	785,215,000	8,895,000		11/29/10	—	(12,693)
Japanese Yen	CITI	Sell	310,702,000	3,557,996		11/29/10	33,308	—
Japanese Yen	BZWS	Sell	466,571,000	5,336,998		11/29/10	44,089	—
Norwegian Krone	UBSW	Buy	71,182,000	8,325,088	EUR	11/29/10	666,999	—
Japanese Yen	DBAB	Sell	770,370,000	8,895,008		12/01/10	155,338	—
Norwegian Krone	UBSW	Buy	23,030,000	2,670,145	EUR	12/01/10	244,016	—
Mexican Peso	CITI	Sell	53,811,000	3,962,227		12/02/10	—	(127,342)
Chinese Yuan	HSBC	Buy	14,977,000	2,261,362		12/06/10	—	(43,306)
Chinese Yuan	HSBC	Buy	18,870,000	1,896,155	EUR	12/06/10	473,282	—
Euro	UBSW	Sell	1,343,551	2,021,333		12/07/10	376,517	—
Chinese Yuan	JPHQ	Buy	11,237,841	1,689,901		12/13/10	—	(25,111)
Chinese Yuan	HSBC	Buy	22,539,443	3,389,900		12/14/10	—	(50,733)
Chinese Yuan	HSBC	Buy	22,626,632	3,404,805		12/15/10	—	(52,579)
Malaysian Ringgit	JPHQ	Buy	13,361,013	3,917,037		12/16/10	181,384	—
Malaysian Ringgit	JPHQ	Buy	12,406,016	3,638,235		12/17/10	167,065	—
Malaysian Ringgit	JPHQ	Buy	14,845,634	4,334,492		12/21/10	218,243	—
Malaysian Ringgit	HSBC	Buy	19,742,443	5,743,239		12/22/10	310,919	—
Malaysian Ringgit	HSBC	Buy	9,639,266	2,802,438		12/23/10	153,369	—
Japanese Yen	CITI	Sell	286,112,008	3,133,740		12/28/10	—	(114,062)
Japanese Yen	JPHQ	Sell	285,510,329	3,133,740		12/28/10	—	(107,232)
Japanese Yen	BZWS	Sell	285,057,504	3,133,740		12/28/10	—	(102,092)
Malaysian Ringgit	HSBC	Buy	10,905,927	3,166,278		12/28/10	177,167	—
Malaysian Ringgit	JPHQ	Buy	56,089,316	16,324,490		1/04/11	865,969	—
Swedish Krona	DBAB	Buy	136,332,733	13,223,991	EUR	1/04/11	1,298,420	—
Japanese Yen	BZWS	Sell	277,330,000	3,043,819		1/07/11	—	(104,992)
Japanese Yen	CITI	Sell	138,680,000	1,521,916		1/07/11	—	(52,661)
Japanese Yen	UBSW	Sell	138,650,000	1,521,870		1/07/11	—	(52,365)
Malaysian Ringgit	DBAB	Buy	11,434,805	3,372,104		1/07/11	132,047	—
New Israeli Shekel	DBAB	Buy	117,806,600	31,561,539		1/07/11	—	(1,286,276)
Euro	BZWS	Sell	1,726,000	2,481,298		1/10/11	367,919	—
Euro	CITI	Sell	2,240,000	3,221,568		1/10/11	478,828	—
Euro	UBSW	Sell	13,846,000	19,797,703		1/11/11	2,844,062	—
Euro	BOFA	Sell	2,800,000	4,001,200		1/11/11	572,759	—
Euro	DBAB	Sell	9,460,000	13,521,273		1/11/11	1,938,039	—
Japanese Yen	HSBC	Sell	139,250,000	1,521,858		1/11/11	—	(59,331)
Japanese Yen	DBAB	Sell	139,110,000	1,521,941		1/11/11	—	(57,658)
Euro	JPHQ	Sell	937,000	1,356,331		1/13/11	209,017	—
Japanese Yen	HSBC	Sell	397,130,000	4,329,997		1/13/11	—	(179,628)
Philippine Peso	JPHQ	Buy	374,905,000	8,061,299		1/13/11	—	(152,277)
Japanese Yen	BZWS	Sell	394,150,000	4,330,058		1/14/11	—	(145,827)
Japanese Yen	UBSW	Sell	313,510,000	3,463,992		1/14/11	—	(96,162)
Philippine Peso	HSBC	Buy	60,160,000	1,286,295		1/14/11	—	(17,270)
Euro	DBAB	Sell	4,856,000	7,024,544		1/18/11	1,078,447	—
Philippine Peso	HSBC	Buy	115,942,000	2,483,709		1/18/11	—	(38,898)
Philippine Peso	DBAB	Buy	66,125,000	1,420,516		1/18/11	—	(26,171)

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Philippine Peso	JPHQ	Buy	165,119,000	3,542,946		1/19/11	$—	$(61,481)
Philippine Peso	DBAB	Buy	41,372,000	885,341		1/19/11	—	(13,030)
Brazilian Real	DBAB	Buy	12,752,000	580,709,502	JPY	1/26/11	103,330	—
Japanese Yen	BZWS	Sell	1,079,470,000	12,019,178		1/26/11	—	(242,325)
Japanese Yen	UBSW	Sell	944,420,000	10,516,692		1/26/11	—	(210,802)
Japanese Yen	DBAB	Sell	269,140,000	3,004,801		1/26/11	—	(52,311)
Brazilian Real	HSBC	Buy	4,760,000	217,473,737	JPY	1/27/11	29,814	—
Chilean Peso	DBAB	Buy	2,227,910,000	4,431,888		1/27/11	—	(366,635)
Euro	CITI	Sell	4,998,400	7,056,491		1/27/11	935,763	—
Japanese Yen	HSBC	Sell	928,300,000	10,335,920		1/27/11	—	(208,704)
Chilean Peso	DBAB	Buy	5,127,860,000	10,123,107		1/28/11	—	(766,685)
Chilean Peso	JPHQ	Buy	675,370,000	1,327,509		1/28/11	—	(95,212)
New Zealand Dollar	UBSW	Sell	7,565,376	5,173,734		1/28/11	76,027	—
New Zealand Dollar	DBAB	Sell	9,712,629	6,684,717		1/28/11	140,147	—
New Zealand Dollar	BZWS	Sell	12,970,535	8,910,757		1/28/11	170,943	—
Chilean Peso	DBAB	Buy	3,093,470,000	5,966,966		1/31/11	—	(323,178)
Euro	DBAB	Sell	31,205,000	43,732,247		1/31/11	5,519,821	—
Euro	UBSW	Sell	5,540,000	7,757,662		1/31/11	973,594	—
Chinese Yuan	DBAB	Buy	102,053,000	15,368,270		2/01/11	—	(210,008)
Philippine Peso	DBAB	Buy	155,800,000	3,253,968		2/03/11	26,542	—
Philippine Peso	HSBC	Buy	55,600,000	1,161,722		2/03/11	8,987	—
Indian Rupee	JPHQ	Buy	21,500,000	455,412		2/04/11	—	(1,928)
New Zealand Dollar	DBAB	Sell	12,744,985	8,740,511		2/04/11	158,295	—
Philippine Peso	HSBC	Buy	43,900,000	923,278		2/04/11	993	—
Philippine Peso	BOFA	Buy	43,900,000	924,211		2/04/11	60	—
Philippine Peso	JPHQ	Buy	60,500,000	1,279,070		2/07/11	—	(5,649)
Philippine Peso	BOFA	Buy	55,000,000	1,161,563		2/07/11	—	(3,908)
Australian Dollar	UBSW	Buy	10,557,970	8,795,000		2/08/11	—	(144,713)
Australian Dollar	MSCO	Buy	10,560,886	8,795,000		2/08/11	—	(142,324)
Euro	UBSW	Sell	4,929,000	6,766,778		2/08/11	730,684	—
Euro	JPHQ	Sell	300,000	410,190		2/08/11	42,808	—
Euro	HSBC	Sell	1,200,000	1,641,060		2/08/11	171,530	—
Euro	CITI	Sell	6,572,000	9,019,051		2/08/11	970,927	—
Norwegian Krone	UBSW	Buy	72,121,400	8,654,603	EUR	2/08/11	370,015	—
Australian Dollar	DBAB	Buy	3,351,000	248,523,564	JPY	2/09/11	—	(78,602)
Australian Dollar	CITI	Buy	3,351,000	248,017,563	JPY	2/09/11	—	(72,852)
Australian Dollar	BZWS	Buy	3,351,000	247,404,330	JPY	2/09/11	—	(65,885)
Euro	BZWS	Sell	800,000	1,091,740		2/09/11	112,049	—
Euro	HSBC	Sell	600,000	820,560		2/09/11	85,792	—
Norwegian Krone	UBSW	Buy	100,802,700	12,116,437	EUR	2/09/11	491,880	—
Norwegian Krone	DBAB	Buy	144,025,000	17,309,241	EUR	2/09/11	705,846	—
Polish Zloty	DBAB	Buy	17,528,000	4,206,888	EUR	2/09/11	—	(50,681)
South Korean Won	HSBC	Buy	21,363,430,000	18,100,000		2/09/11	—	(695,275)
Chilean Peso	MLCO	Buy	1,145,000,000	2,131,224		2/10/11	—	(43,046)
Chilean Peso	DBAB	Buy	1,145,000,000	2,131,224		2/10/11	—	(43,046)
Euro	BZWS	Sell	612,000	836,298		2/10/11	86,831	—
Euro	DBAB	Sell	180,000	246,114		2/10/11	25,682	—
Japanese Yen	MSCO	Sell	394,373,000	4,433,015		2/10/11	—	(48,089)
Polish Zloty	BZWS	Buy	17,528,000	4,183,493	EUR	2/10/11	—	(22,303)
South Korean Won	HSBC	Buy	5,578,000,000	419,650,917	JPY	2/10/11	—	(223,946)
Chilean Peso	BZWS	Buy	1,142,900,000	2,131,183		2/11/11	—	(46,913)
Chilean Peso	DBAB	Buy	1,058,220,000	1,975,766		2/11/11	—	(45,924)
Euro	UBSW	Sell	657,000	903,454		2/11/11	98,875	—

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Chilean Peso	DBAB	Buy	1,130,600,000	2,131,197		2/14/11	$—	$(69,590)
Malaysian Ringgit	DBAB	Buy	97,443,480	28,224,035		2/14/11	1,590,847	—
New Zealand Dollar	HSBC	Sell	2,945,715	1,982,172		2/14/11	439	—
Polish Zloty	DBAB	Buy	17,528,000	4,220,462	EUR	2/14/11	—	(68,666)
South Korean Won	HSBC	Buy	16,244,000,000	13,918,259		2/14/11	—	(684,319)
South Korean Won	JPHQ	Buy	1,913,000,000	144,924,242	JPY	2/14/11	—	(88,347)
South Korean Won	DBAB	Buy	1,658,000,000	125,968,697	JPY	2/14/11	—	(80,692)
Chilean Peso	MSCO	Buy	2,254,600,000	4,262,407		2/16/11	—	(151,536)
Euro	UBSW	Sell	1,971,000	2,680,363		2/16/11	266,567	—
Euro	JPHQ	Sell	1,971,000	2,681,743		2/16/11	267,947	—
South Korean Won	JPHQ	Buy	1,116,000,000	85,432,136	JPY	2/16/11	—	(61,659)
Malaysian Ringgit	HSBC	Buy	4,899,000	1,424,045		2/17/11	74,724	—
Chilean Peso	JPHQ	Buy	1,055,800,000	2,014,886		2/18/11	—	(89,962)
Chilean Peso	DBAB	Buy	526,900,000	1,007,457		2/18/11	—	(46,819)
Euro	DBAB	Sell	2,038,000	2,800,090		2/18/11	304,218	—
Euro	UBSW	Sell	2,038,000	2,799,825		2/18/11	303,953	—
Chilean Peso	MSCO	Buy	5,517,900,000	10,517,860		2/22/11	—	(459,192)
Chilean Peso	DBAB	Buy	2,364,060,000	4,512,520		2/22/11	—	(203,038)
Chilean Peso	JPHQ	Buy	1,792,000,000	3,425,404		2/22/11	—	(158,739)
Japanese Yen	JPHQ	Sell	385,700,000	4,286,508		2/22/11	—	(97,217)
Japanese Yen	HSBC	Sell	385,460,000	4,287,033		2/22/11	—	(93,964)
Chilean Peso	MLCO	Buy	1,062,800,000	2,014,978		2/23/11	—	(77,655)
Chilean Peso	MSCO	Buy	1,055,200,000	2,014,894		2/24/11	—	(91,497)
Chilean Peso	MSCO	Buy	2,254,540,000	4,311,938		2/25/11	—	(202,563)
Chilean Peso	CITI	Buy	2,285,090,000	4,356,702		2/25/11	—	(191,643)
Chilean Peso	DBAB	Buy	1,580,100,000	3,022,380		2/25/11	—	(142,314)
Chilean Peso	DBAB	Buy	1,304,870,000	2,495,448		2/28/11	—	(117,315)
Chilean Peso	JPHQ	Buy	593,800,000	1,128,897		2/28/11	—	(46,693)
Chilean Peso	DBAB	Buy	2,119,640,000	4,052,849		3/01/11	—	(189,937)
Chilean Peso	MSCO	Buy	1,559,200,000	2,972,736		3/01/11	—	(131,191)
Chilean Peso	MLCO	Buy	576,500,000	1,099,561		3/01/11	—	(48,926)
Japanese Yen	JPHQ	Sell	401,100,000	4,489,188		3/01/11	—	(70,277)
Japanese Yen	HSBC	Sell	400,800,000	4,488,393		3/01/11	—	(67,662)
Japanese Yen	UBSW	Sell	447,200,000	5,027,091		3/01/11	—	(56,411)
Chilean Peso	DBAB	Buy	388,300,000	743,158		3/02/11	—	(35,532)
Chilean Peso	DBAB	Buy	1,328,230,000	2,539,637		3/04/11	—	(119,292)
Euro	UBSW	Sell	6,915,000	9,471,890		3/07/11	1,002,626	—
Euro	BOFA	Sell	5,225,000	7,149,159		3/07/11	749,750	—
Euro	HSBC	Sell	1,844,000	2,523,311		3/08/11	264,830	—
Chilean Peso	DBAB	Buy	2,604,680,000	5,160,337		3/10/11	—	(415,069)
Chilean Peso	DBAB	Buy	2,600,220,000	5,038,698		3/15/11	—	(302,442)
Chilean Peso	MSCO	Buy	662,100,000	1,278,803		3/15/11	—	(72,799)
Japanese Yen	CITI	Sell	407,702,000	4,526,593		3/18/11	—	(109,672)
Japanese Yen	UBSW	Sell	330,530,000	3,675,373		3/18/11	—	(83,315)
Japanese Yen	MSCO	Sell	244,700,000	2,715,811		3/18/11	—	(66,844)
Chilean Peso	JPHQ	Buy	1,065,000,000	2,063,554		3/21/11	—	(124,110)
Japanese Yen	BOFA	Sell	242,774,840	2,697,948		3/22/11	—	(63,060)
New Israeli Shekel	MSCO	Buy	5,783,303	1,540,202		3/29/11	—	(54,461)
Chilean Peso	DBAB	Buy	1,252,750,000	2,382,560		3/31/11	—	(102,294)
New Israeli Shekel	MSCO	Buy	3,512,807	936,948		3/31/11	—	(34,511)
Chilean Peso	DBAB	Buy	1,330,940,000	2,535,124		4/04/11	—	(113,144)
Euro	HSBC	Sell	8,692,000	11,746,630		4/07/11	1,099,049	—
Euro	DBAB	Sell	7,243,000	9,787,683		4/07/11	915,108	—

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, June 30, 2010 (unaudited) (continued)

Templeton Global Bond Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	UBSW	Sell	4,346,000	5,871,011		4/07/11	$547,221	$—
Indian Rupee	DBAB	Buy	159,915,000	3,523,521		4/11/11	—	(165,549)
Indian Rupee	DBAB	Buy	342,913,000	7,554,814		4/12/11	—	(354,642)
Euro	UBSW	Sell	3,907,000	5,263,120		4/13/11	476,883	—
Indian Rupee	JPHQ	Buy	230,330,000	5,089,041		4/13/11	—	(253,105)
Euro	HSBC	Sell	6,919,000	9,445,404		4/14/11	969,278	—
Indian Rupee	JPHQ	Buy	226,092,000	4,995,404		4/15/11	—	(249,079)
Indian Rupee	JPHQ	Buy	112,941,000	2,484,951		4/19/11	—	(114,622)
Indian Rupee	DBAB	Buy	79,271,000	1,746,057		4/19/11	—	(82,372)
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,247,077		4/19/11	—	(5,210)
Japanese Yen	UBSW	Sell	261,900,000	2,855,990		4/20/11	—	(124,766)
Japanese Yen	CITI	Sell	261,800,000	2,856,410		4/20/11	—	(123,208)
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,590,146		4/22/11	—	(32,397)
Chilean Peso	MSCO	Buy	5,015,940,000	9,549,442		4/25/11	—	(433,676)
Indian Rupee	DBAB	Buy	160,601,000	3,546,059		4/26/11	—	(177,043)
Chilean Peso	JPHQ	Buy	1,501,938,000	2,859,473		4/27/11	—	(130,253)
Indian Rupee	JPHQ	Buy	22,911,000	505,538		4/27/11	—	(24,954)
Chilean Peso	CITI	Buy	2,420,966,000	4,637,866		4/28/11	—	(238,927)
Indian Rupee	JPHQ	Buy	113,671,000	2,508,186		4/28/11	—	(123,963)
Indian Rupee	DBAB	Buy	71,377,981	1,575,325		4/28/11	—	(78,189)
Indian Rupee	JPHQ	Buy	113,782,000	2,511,744		4/29/11	—	(125,351)
Peruvian Nuevo Sol	DBAB	Buy	32,777,510	11,430,692		4/29/11	21,653	—
Swedish Krona	BZWS	Buy	122,773,200	12,757,645	EUR	4/29/11	100,461	—
Peruvian Nuevo Sol	DBAB	Buy	7,298,991	2,544,089		5/06/11	5,193	—
Chilean Peso	DBAB	Buy	1,150,200,000	2,166,102		5/10/11	—	(77,736)
Japanese Yen	CITI	Sell	733,721,000	8,237,235		5/10/11	—	(117,917)
Japanese Yen	UBSW	Sell	733,361,000	8,237,235		5/10/11	—	(113,817)
Japanese Yen	DBAB	Sell	490,555,000	5,491,492		5/10/11	—	(94,638)
Chilean Peso	DBAB	Buy	420,740,000	778,788		5/19/11	—	(15,299)
Indian Rupee	DBAB	Buy	217,594,000	4,578,998		6/01/11	—	(25,298)
Indian Rupee	HSBC	Buy	38,372,000	804,276		6/03/11	—	(1,352)
Indian Rupee	HSBC	Buy	213,076,000	4,419,747		6/03/11	38,812	—
Indian Rupee	DBAB	Buy	160,277,000	3,315,619		6/07/11	37,246	—
Polish Zloty	DBAB	Buy	30,704,000	7,358,658	EUR	6/07/11	—	(131,498)
Polish Zloty	CITI	Buy	5,990,000	1,436,451	EUR	6/07/11	—	(26,709)
Indian Rupee	HSBC	Buy	42,784,000	898,257		6/08/11	—	(3,310)
Indian Rupee	DBAB	Buy	43,392,000	902,684		6/10/11	4,862	—
Indian Rupee	HSBC	Buy	108,000,000	2,247,098		6/13/11	11,275	—
Indian Rupee	DBAB	Buy	108,614,000	2,278,456		6/16/11	—	(7,693)
Indian Rupee	DBAB	Buy	98,937,000	2,078,072		6/20/11	—	(10,171)
Indian Rupee	JPHQ	Buy	79,054,000	1,658,012		6/22/11	—	(5,908)
Indian Rupee	DBAB	Buy	119,627,000	2,535,007		6/24/11	—	(35,323)
Indian Rupee	HSBC	Buy	80,337,000	1,690,949		6/27/11	—	(12,586)
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,510,397		6/29/11	—	(14,635)
Swedish Krona	UBSW	Buy	103,791,000	10,806,797	EUR	6/29/11	42,757	—

Unrealized appreciation (depreciation)							67,332,889	(31,023,454)

Net unrealized appreciation (depreciation)							$36,309,435

*In U.S. dollars unless otherwise indicated.

See Abbreviations on page TGB-36.

The accompanying notes are an integral part of these financial statements.

TGB-23

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

June 30, 2010 (unaudited)

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,499,060,365
Cost - Repurchase agreements	48,387,943

Total cost of investments	$1,547,448,308

Value - Unaffiliated issuers	$1,571,833,800
Value - Repurchase agreements	48,387,943

Total value of investments	1,620,221,743
Foreign currency, at value (cost $9,361,705)	9,353,721
Receivables:
Capital shares sold	1,056,359
Interest	23,006,843
Variation margin	1,284
Unrealized appreciation on forward exchange contracts	67,332,889
Other assets	1,062

Total assets	1,720,973,901

Liabilities:
Payables:
Investment securities purchased	6,908,228
Capital shares redeemed	647,860
Affiliates	1,292,372
Unrealized depreciation on forward exchange contracts	31,023,454
Accrued expenses and other liabilities	424,191

Total liabilities	40,296,105

Net assets, at value	$1,680,677,796

Net assets consist of:
Paid-in capital	$1,516,905,754
Undistributed net investment income	45,372,288
Net unrealized appreciation (depreciation)	108,734,291
Accumulated net realized gain (loss)	9,665,463

Net assets, at value	$1,680,677,796

The accompanying notes are an integral part of these financial statements.

TGB-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

June 30, 2010 (unaudited)

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$234,362,448

Shares outstanding	12,901,002

Net asset value and maximum offering price per share	$18.17

Class 2:
Net assets, at value	$1,170,421,009

Shares outstanding	65,839,867

Net asset value and maximum offering price per share	$17.78

Class 3:
Net assets, at value	$146,530,421

Shares outstanding	8,245,084

Net asset value and maximum offering price per share[a]	$17.77

Class 4:
Net assets, at value	$129,363,918

Shares outstanding	7,165,592

Net asset value and maximum offering price per share	$18.05

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the six months ended June 30, 2010 (unaudited)

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes $1,189,180)	$52,919,748

Expenses:
Management fees (Note 3a)	4,134,915
Distribution fees: (Note 3c)
Class 2	1,609,334
Class 3	185,695
Class 4	214,549
Unaffiliated transfer agent fees	1,557
Custodian fees (Note 4)	421,351
Reports to shareholders	176,289
Professional fees	35,290
Trustees’ fees and expenses	6,654
Other	32,483

Total expenses	6,818,117
Expense reductions (Note 4)	(5,001)

Net expenses	6.813,116

Net investment income	46,106,632

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	10,926,422
Foreign currency transactions	396,634
Futures contracts	(3,599)
Swap contracts	1,034,692

Net realized gain (loss)	12,354,149

Net change in unrealized appreciation (depreciation) on:
Investments	(22,822,132)
Translation of other assets and liabilities denominated in foreign currencies	40,441,576

Net change in unrealized appreciation (depreciation)	17,619,444

Net realized and unrealized gain (loss)	29,973,593

Net increase (decrease) in net assets resulting from operations	$76,080,225

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Six Months Ended June 30, 2010 (unaudited)	Year Ended December 31, 2009

Increase (decrease) in net assets:
Operations:
Net investment income	$46,106,632	$76,847,189
Net realized gain (loss) from investments, foreign currency transactions, futures contracts and swap contracts	12,354,149	63,328,021
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	17,619,444	99,438,346

Net increase (decrease) in net assets resulting from operations	76,080,225	239,613,556

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(3,860,884)	(23,763,176)
Class 2	(17,334,382)	(139,472,843)
Class 3	(2,167,994)	(18,449,432)
Class 4	(1,885,595)	(10,152,433)
Net realized gains:
Class 1	(610,541)	—
Class 2	(3,135,836)	—
Class 3	(394,847)	—
Class 4	(338,834)	—

Total distributions to shareholders	(29,728,913)	(191,837,884)

Capital share transactions: (Note 2)
Class 1	34,285,818	(33,006,590)
Class 2	(128,115,824)	435,496,396
Class 3	(435,996)	11,495,009
Class 4	17,967,018	63,139,007

Total capital share transactions	(76,298,984)	477,123,822

Redemption fees	6,378	26,899

Net increase (decrease) in net assets	(29,941,294)	524,926,393
Net assets:
Beginning of period	1,710,619,090	1,185,692,697

End of period	$1,680,677,796	$1,710,619,090

Undistributed net investment income included in net assets:
End of period	$45,372,288	$24,514,511

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-one separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may

TGB-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at period end had been entered into on June 30, 2010.

d. Derivative Financial Instruments

The Fund may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund generally enters into futures contracts in order to manage interest rate and/or foreign exchange rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell a security for a specific price on a future date.

TGB-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

Required initial margin deposits of cash or securities are pledged or received by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the underlying security. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund generally enters into forward exchange contracts in order to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

The Fund generally enters into interest rate swap contracts in order to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash received may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

e. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. As of June 30, 2010, and for all open tax years, the Fund has determined that no provision for income tax is required in the Fund’s financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund’s tax return.

Foreign securities held by the Fund may be subject to foreign taxation on interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At June 30, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,590,208	$47,742,542	2,951,874	$50,898,302
Shares issued in reinvestment of distributions	243,806	4,471,394	1,490,789	23,763,176
Shares redeemed	(972,996)	(17,928,118)	(6,068,722)	(107,668,068)

Net increase (decrease)	1,861,018	$34,285,818	(1,626,059)	$(33,006,590)

Class 2 Shares:
Shares sold	8,454,591	$153,153,223	24,341,548	$411,300,147
Shares issued in reinvestment of distributions	1,140,402	20,470,218	8,934,839	139,472,843
Shares redeemed	(16,600,376)	(301,739,265)	(6,858,618)	(115,276,594)

Net increase (decrease)	(7,005,383)	$(128,115,824)	26,417,769	$435,496,396

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Class 3 Shares:	Shares	Amount	Shares	Amount
Shares sold	662,097	$11,893,051	1,901,513	$32,238,548
Shares issued in reinvestment of distributions	142,856	2,562,841	1,182,656	18,449,432
Shares redeemed	(827,200)	(14,891,888)	(2,318,382)	(39,192,971)

Net increase (decrease)	(22,247)	$(435,996)	765,787	$11,495,009

Class 4 Shares:
Shares sold	1,164,549	$21,323,564	3,243,291	$56,014,173
Shares issued on reinvestment of distributions	122,020	2,224,429	639,725	10,152,433
Shares redeemed	(305,099)	(5,580,975)	(178,649)	(3,027,599)

Net increase (decrease)	981,470	$17,967,018	3,704,367	$63,139,007

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended June 30, 2010, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

At June 30, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,560,281,361

Unrealized appreciation	$118,740,323
Unrealized depreciation	(58,799,941)

Net unrealized appreciation (depreciation)	$59,940,382

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, swaps, tax straddles and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, financial futures transactions, bond discounts and premiums, swaps, tax straddles and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended June 30, 2010, aggregated $62,875,956 and $146,408,673, respectively.

7. CREDIT RISK

At June 30, 2010, the Fund had 20.18% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION

At June 30, 2010, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount		Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts and variation margin	$—	[a]	Unrealized depreciation on swap contracts and variation margin	$2,893	[a]
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	67,332,889		Unrealized depreciation on forward exchange contracts	31,023,454

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement on Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the period ended June 30, 2010, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Period	Change in Unrealized Appreciation (Depreciation) for the Period	Average Amount Outstanding During the Period[a]
Interest rate contracts	Net realized gain (loss) from futures and swap contracts / Net change in unrealized appreciation (depreciation) on investments	$1,031,093	$(937,419)	1,045,289
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	(11,177,733)	41,008,495	1,720,447,840

aRepresents the average notional amount for derivative contracts outstanding during the period. For derivative contracts denominated in foreign currencies, notional amounts are converted into U.S. dollars.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively “Borrowers”), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the period ended June 30, 2010, the Fund did not use the Global Credit Facility.

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

The following is a summary of the inputs used as of June 30, 2010, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$1,507,305,800	$—	$1,507,305,800
Municipal Bonds	—	41,502,301	—	41,502,301
Short Term Investments	—	71,413,642	—	71,413,642

Total Investments in Securities	$—	$1,620,221,743	$—	$1,620,221,743

Forward Exchange Contracts	—	67,332,889	—	67,332,889
Liabilities:
Forward Exchange Contracts	—	31,023,454	—	31,023,454
Futures Contracts	2,893	—	—	2,893

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (unaudited) (continued)

Templeton Global Bond Securities Fund

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio
BOFA - Bank of America N.A.	AUD - Australian Dollar	AGMC - Assured Guaranty Mumicipal Corp.
BZWS - Barclays Bank PLC	BRL - Brazilian Real	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citibank N.A.	EGP - Egyptian Pound	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	EUR - Euro	GO - General Obligation
FBCO - Credit Suisse International	IDR - Indonesian Rupiah	ISD - Independent School District
HSBC - HSBC Bank USA	ILS - New Israeli Shekel	MTA - Metropolitan Transit Authority
JPHQ - JPMorgan Chase Bank USA, N.A.	JPY - Japanese Yen	NATL - National Public Financial Guarantee Corp.
MLCO - Merrill Lynch Capital Services, Inc.	KRW - South Korean Won	USD - Unified/Union School District
MSCO - Morgan Stanley	LKR - Sri Lankan Rupee
UBSW - UBS AG	MXN - Mexican Peso
MYR - Malasian Ringgit
NOK - Norwegian Krone
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
SEK - Swedish Krona

TGB-36

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Bond Securities Fund

At December 31, 2009, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on June 14, 2010, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as designated by the Fund, to Class 1, Class 2, Class 3, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0221	$0.9064
Class 2	$0.0221	$0.8700
Class 3	$0.0221	$0.8683
Class 4	$0.0221	$0.8717

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends.

TGB-37

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Barclays Capital (BC) U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. Standard & Poor’s does not sponsor, endorse, sell or promote any S&P index-based product.

Barclays Capital (BC) U.S. Government: Intermediate Index is the intermediate component of the BC U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index (WGBI) is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

J.P. Morgan (JPM) Emerging Markets Bond Index Global (EMBIG) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the six-month period ended 6/30/10, there were 165 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the six-month period ended 6/30/10, there were 61 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General Bond Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General Bond Funds classification in the Lipper VIP underlying funds universe. Lipper General Bond Funds do not have any quality or maturity restrictions, and tend to keep a bulk of assets in corporate and government debt issues. For the six-month period ended 6/30/10, there were 71 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the six-month period ended 6/30/10, there were 71 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity

I-1

restrictions, and tend to invest in lower grade debt issues. For the six-month period ended 6/30/10, there were 111 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch (ML) 2-Year Zero Coupon Bond Index includes zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index is a broad-based, market capitalization-weighted index designed to measure all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

Standard & Poor’s Global REIT Index is designed to measure performance of the investable universe of publicly traded real estate investment trusts. Index constituents generally derive the majority of their revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 13, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the separate funds within the Trust (Fund(s)) other than Templeton Global Asset Allocation Fund, which was scheduled to be liquidated on or about April 23, 2010. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included reports prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared a Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE.     The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of Fund shareholders. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

also noted management’s efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments’ implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE.    The Board placed significant emphasis on the investment performance of each of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals of all Funds other than Mutual International Securities Fund, which had commenced operations on June 15, 2009. The Board believed that such limited period of operations did not provide any meaningful investment performance, but did note that since inception through March 31, 2010, the total return of Mutual International Securities Fund exceeded 27%. The Lipper reports prepared for each of the individual Funds showed the investment performance of Class 1 shares for those having such class of shares and Class 2 shares for those Funds that did not have Class 1 shares, in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2010, and previous periods ended that date of up to 10 years unless otherwise noted. Performance was shown on a total return basis for each Fund and in certain cases, as indicated, on an income return basis as well. The following summarizes the performance results for each of the Funds and the Board’s view of such performance.

Franklin Flex Cap Growth Securities Fund – The performance universe for this Fund, which has been in operation for only four full years, consisted of the Fund and all multi-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-lowest quintile of its performance universe, and on an annualized basis to be in the upper half of such universe for its four-year period of operation. In discussing one-year performance, management pointed out that it largely reflected the Fund’s strategy of investing in high-quality companies, which generally lagged securities of lower quality, smaller capitalized issuers, which type of securities had performed well in such period. The Board found the Fund’s performance as set forth in the Lipper report to be satisfactory, noting management’s explanation and the fact that the Fund’s actual total return for the one-year period exceeded 34%.

Franklin Global Real Estate Securities Fund – The performance universe for this Fund consisted of the Fund and all real estate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period, and on an annualized basis to also be in the lowest quintile of such universe for the previous three-, five- and 10-year periods. The Board noted that on May 1, 2007, the Fund had changed portfolio managers and also had adopted a global investment mandate. The Board also discussed with management steps being taken to improve the Fund’s performance, including appointment of an additional portfolio manager. The Board intends to continue monitoring the Fund’s performance results, but was satisfied with management’s response and the efforts being made to improve performance.

Franklin Growth and Income Securities Fund – The performance universe for this Fund consisted of the Fund and all equity income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return during the one-year period to be in the highest quintile of its performance universe, and on an annualized basis in each of the previous three-, five- and 10-year periods to also be in the highest quintile of such universe. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of its performance universe, and on an annualized basis for each of the previous three- and 10-year periods to also be in the middle quintile of such universe, and for the previous five-year period to be in the second-lowest quintile of such performance universe. In discussing such performance, management reviewed its investment strategy with the Board and noted, among other things, that the Fund generally seeks higher income and lower volatility than the other funds within its Lipper performance universe. The Board believed the Fund’s overall performance as shown in the Lipper report to be acceptable and did not warrant any change in portfolio management.

Franklin High Income Securities Fund – The performance universe for this Fund consisted of the Fund and all high current yield funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-lowest quintile of such universe, and on an annualized basis to also be in the second-lowest quintile for the previous three- and five-year periods, but to be in the second-highest quintile of such universe for the previous

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

10-year period. The Lipper report showed the Fund’s total return to be in the middle quintile of its performance universe for the one-year period, and on an annualized basis to also be in the middle quintile for the previous three-year period, the second-highest quintile of such universe for the previous five-year period, and the second-lowest quintile of such universe for the previous 10-year period. In discussing the Fund’s performance with the Board, management pointed out, among other things, that the Fund’s somewhat higher quality bias going into 2008, which had resulted in outperformance during the market turmoil existing in 2008, had hindered the Fund’s performance during the most recent one-year period when the lowest quality tiers of the high yield market had provided the strongest gains. The Board believed the Fund’s performance as shown in the Lipper report was acceptable and did not warrant any change in portfolio management, noting that the Fund’s actual income and total returns for the one-year period were 7.13% and 37%, respectively.

Franklin Income Securities Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation moderate funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such universe for the one-year period and to also be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods on an annualized basis. The Lipper report showed the Fund’s total return to be in the highest quintile of its performance universe for the one-year period and on an annualized basis to be either in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin Large Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all large-cap core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return to be in the middle quintile of such universe for the one-year period, and on an annualized basis to be in the highest quintile of such universe for the previous three-year period, the middle quintile of such universe for the previous five-year period, and the second-highest quintile of such universe for the previous 10-year period. The Board believed the Fund’s overall performance as set forth in the Lipper report was satisfactory.

Franklin Large Cap Value Securities Fund – The performance universe for this Fund, which has been in operation for only four full years, consisted of the Fund and all large-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest quintile of such universe for the one-year period and to also be in the second-highest quintile of such universe on an annualized basis for its four-year period of operation. The Board was satisfied with the Fund’s performance as set forth in the Lipper report.

Franklin Rising Dividends Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return to be in the second-lowest quintile of the performance universe for the one-year period, but on an annualized basis to be in the highest or second-highest quintile of such universe for each of the three-, five- and 10-year periods. In discussing performance for the one-year period, management pointed out that sectors enjoying strong performance during such period were generally not those having companies meeting the Fund’s rising dividends criteria. The Board found the Fund’s performance as set forth in the Lipper report to be satisfactory, noting management’s explanation and that the Fund’s actual total return for the one-year period exceeded 30%.

Franklin Small Cap Value Securities Fund – The performance universe for this Fund consisted of the Fund and all small-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of such performance universe, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period, the second-lowest quintile of such universe for the previous five-year period, and the highest quintile of such universe for the previous 10-year period. The Board did not believe the Fund’s investment performance warranted any change in portfolio management, noting that the Fund’s total return for the one-year period exceeded 43% and was above the median of the Lipper universe.

Franklin Small-Mid Cap Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all mid-cap growth funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

return for the one-year period to be in the middle quintile of such universe, and on an annualized basis to be in the middle quintile of such universe for the previous three-year period, and in the second-lowest quintile of such universe for each of the previous five- and 10-year periods. While intending to monitor future performance, the Board did not believe the Fund’s investment performance as set forth in the Lipper report warranted any immediate change in portfolio management, noting that the Fund’s total return for the one-year period exceeded 42% and was above the median of the Lipper universe.

Franklin Strategic Income Securities Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return to be in the highest quintile of such performance universe for the one-year period, and on an annualized basis to be in the highest and second-highest quintiles of such universe, respectively, during the previous three- and five-year periods, and in the second-lowest quintile of such universe during the previous 10-year period. The Lipper report showed the Fund’s total return to be in the second-highest quintile of such universe during the one-year period, and on an annualized basis to be in either the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Franklin Templeton VIP Founding Funds Allocation Fund – The performance universe for this Fund consisted of the Fund and all mixed-asset target allocation growth funds underlying variable insurance products as selected by Lipper. The Fund has been in existence for only two full years and the Lipper report showed its total return to be in the highest quintile of such performance universe for the one-year period, and the second-lowest quintile of such universe for the annualized two-year period. The Fund’s total return reflected the composite performance of the three underlying funds in which it invests on a fixed percentage basis and such performance was discussed with management. In view of the Fund’s short period of operation, however, the Board did not believe such performance to be particularly meaningful.

Franklin U.S. Government Fund – The performance universe for this Fund consisted of the Fund and all general U.S. government funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such universe and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return to be in the second-lowest quintile of such universe for the one-year period, but on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as shown in the Lipper report in view of the Fund’s investment income objective, conservative investment approach, and favorable comparative long-term total return.

Franklin Zero Coupon 2010 Fund – The performance universe for this Fund consisted of the Fund and all general bond funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the middle quintile of such universe and on an annualized basis to also be in the middle quintile of such universe for each of the previous three- and five-year periods, and in the second-lowest quintile of such universe for the previous 10-year period. The Lipper report showed the Fund’s total return to be in the lowest quintile of the performance universe for the one-year period, and on an annualized basis to be in the second-highest quintile of such universe for each of the previous three- and 10-year periods, and in the second-lowest quintile of such universe for the previous five-year period. In discussing such performance, management pointed out that as the Fund approaches its December 2010 target date, it invested more in short duration higher quality securities, which underperformed lower quality investments during the improving financial markets that characterized the one-year period. The Board found the Fund’s performance as set forth in the Lipper report to be acceptable, noting management’s explanation.

Mutual Global Discovery Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return to be in the lowest quintile of such universe for the one-year period, but on an annualized basis to be in the highest quintile of such universe for each of the previous three-, five- and 10-year periods. In discussing the Fund’s underperformance during the one-year period, management explained that it reflected the Fund’s high cash position, which protected the Fund during the market turmoil existing in 2008 but hurt performance during the market rebound that followed. Management further pointed

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

out that such cash balance had been significantly reduced by the end of the period. The Board found the Fund’s performance as shown in the Lipper report to be acceptable in light of such explanation.

Mutual Shares Securities Fund – The performance universe for this Fund consisted of the Fund and all multi-cap value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the second-highest quintile of such universe, and on an annualized basis to be in the highest quintile for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the middle quintile of the performance universe, and on an annualized basis to be in the highest quintile of such universe for each of the previous three- and five-year periods, and in the second-highest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s performance as shown in the Lipper report.

Templeton Developing Markets Securities Fund – The performance universe for this Fund consisted of the Fund and all emerging markets funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the middle quintile of such performance universe and on an annualized basis to be in the upper half of such universe during the previous three-year period, the lowest quintile of such universe during the previous five-year period, and the middle quintile of such universe for the previous 10-year period. In discussing such performance, management set forth steps being taken to improve performance while emphasizing the Fund’s conservative approach, which was reflected in the fact that its total return during the period covering the market turmoil that existed in 2008 was in the highest quintile of the Lipper performance universe. The Board also noted that the Fund’s total return as shown in the Lipper report for the one-year period exceeded 76% and was above the median of the Lipper universe. While intending to continuously monitor future performance, the Board believed the Fund’s performance as set forth in the Lipper report did not warrant any change in portfolio management or overall investment approach.

Templeton Foreign Securities Fund – The performance universe for this Fund consisted of the Fund and all international core funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s comparative total return for the one-year period to be in the second-highest quintile of such performance universe and on an annualized basis to be in the highest quintile of such universe in each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report.

Templeton Global Bond Securities Fund – The performance universe for this Fund consisted of the Fund and all global income funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s income return for the one-year period to be in the highest quintile of such performance universe, and on an annualized basis to be in the highest or second-highest quintile of such universe for each of the previous three-, five- and 10-year periods. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of its performance universe and on an annualized basis to be in the highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s performance as set forth in the Lipper report.

Templeton Growth Securities Fund – The performance universe for this Fund consisted of the Fund and all global value funds underlying variable insurance products as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the second-highest quintile of such performance universe and on an annualized basis to be in the second-lowest quintile of such universe for each of the previous three- and five-year periods, and the second-highest quintile of such universe for the previous 10-year period. The Board had previously discussed with management the reasons for the Fund’s relative underperformance in recent past years and noted changes in the Fund’s portfolio managers that had taken place during the past three years. The Board believed management was taking positive steps to improve such performance, noting the Fund’s favorable performance as shown in the Lipper report for the one-year period and believed that no change in portfolio management was presently warranted.

COMPARATIVE EXPENSES.    Consideration was given to expense comparison information contained in the Lipper reports furnished for each Fund other than the newly formed Mutual International Securities Fund whose expenses were being subsidized by management and deemed appropriate by the Board. The Lipper report for each of the other Funds compared their

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management fee and total expense ratios with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges at the fund level as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class 1 shares, or Class 2 shares for Funds having no Class 1 shares. The results of such comparisons showed that both the contractual investment management fee rates and actual total expense ratios of the following Funds were in the least expensive quintile of their respective Lipper expense group: Franklin Income Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund, Franklin Strategic Income Securities Fund, Templeton Global Bond Securities Fund, Franklin Templeton VIP Founding Funds Allocation Fund and Franklin Zero Coupon Fund 2010. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates and total expense ratios of each of Franklin U.S. Government Fund, Franklin Rising Dividends Securities Fund, Franklin Small-Mid Cap Growth Securities Fund and Templeton Foreign Securities Fund were below the medians of their Lipper expense groups. The Board was satisfied with the comparative contractual investment management fees and expenses of these Funds as shown in their Lipper reports. The contractual investment management fee rates for Franklin Flex Cap Growth Securities Fund, Franklin Global Real Estate Securities Fund and Franklin Large Cap Value Securities Fund were in the most expensive quintiles of their Lipper expense groups, but in each case their actual total expense ratios were in the least expensive quintiles of such groups. The Board was satisfied with the comparative expenses of these Funds as shown in their Lipper reports, noting that their expenses were subsidized through fee waivers. The contractual investment management fee rate of Mutual Shares Securities Fund was two basis points above the median of its Lipper expense group, while its total expense ratio was three basis points below the median of such group. The Board found the comparative expenses of this Fund as shown in its Lipper report to be acceptable. The contractual investment management fee rate as well as actual expense ratio for Franklin Large Cap Growth Securities Fund was in each case above, but within, six basis points of the medians of its Lipper expense group. The contractual investment fee rate of Templeton Growth Securities Fund was above, but within, nine basis points of the median of its Lipper expense group, while its actual total expense ratio was above, but within, four basis points of its Lipper expense group median. The Board found the comparative expenses of these Funds as shown in their Lipper reports to be acceptable. The contractual investment management fee rate and actual total expense ratio of Templeton Developing Markets Securities Fund were in the most expensive and second most expensive quintiles, respectively, of its Lipper expense group. The Board found such expenses acceptable, noting factors raised by management, such as the quality and experience of its portfolio managers and research staff and the depth of its physical presence and coverage in developing markets geographical areas, but believed it appropriate to add additional breakpoint reductions to the Fund’s investment management fee as discussed under “Economies of Scale.” The contractual investment management fee rate and total expense ratio of Mutual Global Discovery Securities Fund were in the most expensive and second most expensive quintiles, respectively, of its Lipper expense group. In discussing these comparative expenses, management stated its view that the expenses of this Fund were at an appropriate level in view of its superior investment performance, the quality and experience of its portfolio managers and the research-driven fundamental value strategy employed in its portfolio selections. The Board found the comparative expenses of this Fund to be acceptable noting the points raised by management.

MANAGEMENT PROFITABILITY.    The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, specific attention was given to the methodology

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE.     The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. In the case of Franklin Templeton VIP Founding Funds Allocation Fund, the management fees of the underlying funds in which it invests have management fee breakpoints that extend beyond their existing asset size, and in the case of each of the other Funds, their management fees contain breakpoints that extend beyond their existing asset size. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of investment management fees provide a sharing of benefits for each Fund and its shareholders. The Board did, however, negotiate with management to add additional breakpoints to the investment management fee schedule of Templeton Developing Markets Securities Fund, which provides a rate of 1.25% on the first $1 billion of Fund net assets; 1.20% on the next $4 billion of Fund net assets; 1.15% on the next $2.5 billion of Fund net assets; 1.125% on the next $2.5 billion of Fund net assets; 1.10% on the next $5 billion of Fund net assets; 1.05% on the next $5 billion of Fund net assets; and 1% on net assets in excess of $20 billion. Such additional breakpoints effective May 1, 2010, reduced such fee to 1.25% on the first $500 million of net assets; 1.20% at the $500 million to $3 billion net asset level; to 1.15% at the $3 billion to $4 billion net asset level; and to 1.10% at the $4 billion to $15 billion net asset level. This Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. At the end of 2009, this Fund’s net assets were approximately $856 million.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Franklin Templeton Variable Insurance Products Trust

Shareholder Information (continued)

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

One Franklin Parkway San Mateo, CA 94403-1906

Semiannual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are generally sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP S2010 08/10

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1)	The Registrant has an audit committee financial expert serving on its audit committee.
	(2)	The audit committee financial expert is John B. Wilson and he is “Independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By	/S/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date August 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration

Date August 26, 2010

By	/S/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer

Date August 26, 2010